UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08738
                                                     ---------

                         ATLANTIC WHITEHALL FUNDS TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Gabrielle Bailey
                    Atlantic Trust Private Wealth Management
                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
               --------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 655-7022
                                                           --------------

                      Date of fiscal year end: NOVEMBER 30
                                               -----------

                     Date of reporting period: MAY 31, 2008
                                               ------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                 (ATLANTIC WHITEHALL FUNDS LOGO)

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund

Atlantic Whitehall Funds Trust
Semi-Annual Report
May 31, 2008

This report is for the information of the shareholders of Atlantic Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.

                         ATLANTIC WHITEHALL FUNDS TRUST

Dear Shareholders:

The current cross currents in the global economies create more than the usual amount of uncertainty for capital markets. In the U.S., the combined actions of the Federal Reserve and U.S. Treasury have created, in our view, appropriate responses to provide the ingredients necessary to stabilize credit markets, although this process will take some time to work through. Stock market valuations remain attractive and corporate profitability remains at relatively high levels. Excluding the financial sector, earnings continue to grow at a moderate but still positive pace. Despite high volatility in commodity prices generally and the relentless upward movement in oil prices in particular, core inflation shows no signs of accelerating.

On the other hand, employment growth has slowed materially and housing markets remain a drag on consumer confidence, dampening economic activity. Broader inflationary concerns will persist until we see a decisive break in energy prices generally and, with the uncertainty surrounding the November elections, the political environment is likely to remain unsettled for the foreseeable future.

The sharp run-up in the prices of various kinds of commodities has this year emerged as a major concern of the market. This has been especially true for the prices of crude oil and petroleum products, which receive great attention because of the frequency with which gasoline is purchased and the high level of publicity of pump prices.

Of course, all commodities are not created equal. While most have risen considerably during the past year, the situation has changed since about mid-March. Subsequently, energy prices have continued to rise while those for precious metals, most industrial materials and some agricultural products have fallen. Some of the declines from the earlier highs have been notable, especially for industrial metals. Some agricultural prices sold off, but others are rallying lately because of the flooding in the grain belt. Gold and silver are well below earlier highs, likely reflecting in part the three-month rally in the dollar on foreign exchange markets.

Crude oil prices are the most problematic because they have continued to rise in spite of weaker demand, steady production and inventories that are at least adequate. Oil consumption in the United States has declined by 2 to 3% in the year to date and the story is similar in Europe and Japan. While demand continues to rise in China, India and other developing economies, the rate of increase has slowed.

Certainly, the attention to oil prices seems overdone. The average retail price for gasoline in the U.S. is now $4.00 per gallon, which is up from $3.00 a year ago. If we assume that the average passenger vehicle goes 10,000 miles per year and gets 20 miles per gallon, it requires 500 gallons annually. Thus, the price increase amounts to $500 per year or $10 per week. This is clearly unpleasant for motorists but in and of itself, isn't likely to sink the economy.

While we realize the risk of supply disruptions always exist, the seemingly inexorable rise in oil prices seems out of synch with near-term fundamental supply/demand conditions. As a result, one is forced to conclude that much of the recent run has likely been driven by speculators and institutions that have been allocating increasing sums of money into commodity pools and other forms of participation in such assets. Whether this represents a new sort of "bubble" with increased risks remains to be seen, but it is clearly having a negative effect on consumer confidence.

Looking ahead, our case for positive equity returns in 2008 rests on our forecast for a recovery in economic activity in the latter part of the year, accompanied by a turnaround in earnings. Because we regard the absolute level of asset write-downs to moderate as the year goes along, the earnings comparisons should turn significantly more positive later this year. As a result, we estimate that overall profits for 2008 will show a gain over 2007 with especially strong comparisons in the fourth quarter. At current valuation levels, we remain constructive on the outlook for equities over the next 12 - 18 months.

The following pages present further insight from the portfolio managers on each fund. We hope you find this information helpful.

As always, we appreciate your confidence in Atlantic Whitehall Funds, and you can be sure of our continued commitment to help navigate through this challenging investment environment. While market corrections are never pleasant, it is important to keep in mind that declining stock prices also provide opportunity.

Respectfully,


/s/ Jeffrey S. Thomas
Jeffrey S. Thomas
President
Atlantic Whitehall Funds

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL GROWTH FUND

The Atlantic Whitehall Growth Fund Distributor Class returned -3.77% for the six-months ended May 31, 2008 as compared to -2.35% for the Russell 1000 Growth Index and -4.47% for the S&P 500 Index. The market suffered from weaker than expected economic growth and fears of a recession, the continuation of the financial crisis as evidenced by the fire sale of Bear Stearns, and higher energy prices.

Contributors to fund performance for the period came from the Energy, Consumer Discretionary and Materials sectors. Though we were somewhat underweight in Energy, our holdings in Southwestern Energy and Weatherford outperformed this strong sector. Additionally our holding in Fluor (classified in Industrials) which has benefited from strong demand for Energy Infrastructure continued to perform well. In Consumer Discretionary we benefited from our overall underweight, but in particular in our underweight in media. Borg Warner, a manufacturer of energy efficient and lower emissions automobile engines outperformed. In Materials, Monsanto continued to move higher as they reported stronger than expected earnings given strong demand for their agricultural seeds and traits. Outside of these sectors, pharmaceuticals were an area of strength for us with strong relative performance of Novartis and Abbott, two companies that do not have the patents expiration issues plaguing many of their competitors.

Our worst performing sector was Financials where we were hurt by our legacy holding in AIG when they announced major write-offs related to sub-prime and structured products. We had initiated a position in Merrill Lynch early in the year, believing downside would be limited based on their ownership in Bloomberg and Blackrock as well as their strong Wealth Management business, however we were early in making that call. In Industrials our exposure to commercial aerospace, in particular Rockwell Collins was a drag on performance. Furthermore, not owning any Rails hurt performance. Other stocks that hurt performance were Pepsi, which likely suffered from fears that higher commodity costs would pressure earnings and Hologic which reported weakness in a small segment of their business.

Trading in the period was relatively light. We initiated positions in Visa, Hologic and Tesoro. We took advantage of weakness and added to Hologic, Allergan, Target, Marriott and Constellation Energy to name a few. We trimmed Southwestern Energy and Weatherford after strong advances and Deere, Hewlett Packard and Cognizant given near term fundamental concerns. We eliminated positions in Tesoro, after energy prices moved significantly higher throwing a wrench into our investment thesis of higher refining margins, and General Electric after they reported a disappointing quarter and gave weak guidance.

As we look forward, we suspect that the summer could be a little bit rocky for the markets as we digest continued higher energy and other commodity prices, lower earnings and the potential of an economic slowdown. Should this transpire we could see this setting the stage for a late year rally given that valuations are relatively attractive and there is a lot of cash on the sidelines. We will continue to seek companies with predictable and sustainable growth with upside potential based on their growth outlooks and reasonable valuations.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S DISTRIBUTOR CLASS AND INSTITUTIONAL CLASS IS 1.39% AND 1.14%, RESPECTIVELY.

                                DISTRIBUTOR CLASS
                                GROWTH OF $10,000

                               (PERFORMANCE GRAPH)

                            Russell 1000
         Growth   S&P 500   Growth Index
         ------   -------   ------------
Feb-95    10000    10000         10000
Nov-95    12970    13153         13354
Nov-96    16162    16816         16866
Nov-97    20151    21609         21338
Nov-98    23751    26726         27453
Nov-99    34317    32309         36098
Nov-00    34991    30942         31926
Nov-01    31966    27164         24648
Nov-02    25375    22679         19059
Nov-03    29270    26099         22251
Nov-04    29026    29453         23547
Nov-05    31113    31939         25839
Nov-06    32255    36480         28001
Nov-07    36383    39297       31528.8
May-08    35013    37540         30788

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN DISTRIBUTOR CLASS SHARES OF THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDICES FOR THAT FUND (S&P 500 INDEX AND RUSSELL 1000 GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                         ATLANTIC WHITEHALL GROWTH FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2008*

                               SINCE INCEPTION
6 MONTHS**   1 YEAR   5 YEAR      (08/20/03)
----------   ------   ------   ---------------
  (3.70)%     0.43%     N/A         5.38%

                 S&P 500 INDEX

  (4.47)%    (6.70)%   9.77%        9.16%

           RUSSELL 1000 GROWTH INDEX

  (2.35)%    (0.17)%   9.24%        8.31%

                         ATLANTIC WHITEHALL GROWTH FUND
                                DISTRIBUTOR CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2008*

6 MONTHS**   1 YEAR   5 YEAR   10 YEAR
----------   ------   ------   -------
  (3.77)%      0.26%   6.02%    4.59%

             S&P 500 INDEX

  (4.47)%    (6.70)%   9.77%    4.21%

       RUSSELL 1000 GROWTH INDEX

  (2.35)%    (0.17)%   9.24%    2.32%

*    WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

**   NOT ANNUALIZED.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL MID-CAP GROWTH FUND

For the six-month period ended May 31, 2008, the Atlantic Whitehall Mid-Cap Growth Fund Institutional Class returned -4.63%. In comparison, the Russell Midcap Growth Index returned 0.82% over the same period. The first half of our current fiscal year was a challenging period for the Fund. In general, higher energy prices and concerns about the solvency of financial intermediaries took a toll on investor confidence. The Russell Midcap Growth Index, which had more exposure to the energy sector and less to the financials, was one of the strongest indexes in this period, and consequently was a difficult benchmark to beat. We have done extensive diagnoses on the disappointing relative performance and come away feeling our philosophy and process still are valid but not in tune with investment community preferences in the short run. For example, our most material shortfall was the healthcare sector where we were overweighted. The sector did poorly as fears about legislative interference overwhelmed the generally positive fundamentals of our holdings. Two noteworthy underperformers were Hologic and Intuitive Surgical. Hologic is the leader in diagnostics for women and has been growing earnings at more than 20% per year. A minor issue in a smaller division caused estimates to drop by one cent or thereabouts. The stock plunged over 20% in price. Intuitive Surgical, which manufactures instrumentation for micro-surgery, has been growing close to 40%, but dropped more than 15% in price without any changes in outlook.

Another significant drag was caused by our absence of investment in coal stocks which rose an incredible 60% or so in the time period. We view this as a sympathy move with crude oil prices, and we believe that the coal industry is unlikely to show true significant tonnage growth from current levels and prices will adjust over time as contracts roll off.

A final notable contributor to performance lag was not owning Mastercard which jumped about 55% during this period. The company's capitalization averaged beyond $25 billion in this frame which made it one of the largest stocks in the index but also guaranteed that its inclusion in the index would be very short lived. We decided it was not appropriate to invest with such a short-term time horizon.

It is important to note that despite the Fund's underperformance, the company fundamentals have remained strong for our portfolio holdings. Our portfolio on average has shown revisions in earnings estimates of only 3% for 2008 and 1% for 2009. This compares to benchmark cuts of 9% for 2008 and more than 5% for 2009. Our portfolio has a long term forecasted growth rate of 18% versus only 16% for the benchmark. The portfolio also has a higher ROE and a lower debt ratio, yet sells 14.8x 2009 earnings as opposed to 15.4% for the benchmark.

We take significant comfort in these metrics which evidence our ability to identify investments with superior fundamentals. While in the short run the market place may favor other investment opportunities, we are confident that superior fundamental performance will eventually be reflected in stock prices.

Portfolio activity in the first half reflected significantly more selling of positions than purchases of new ideas. The current economic slow down makes it challenging to find many new investment opportunities evidencing consistent growth. On the other hand we chose to add incremental money to ideas already in the portfolio where valuations and outlook have become increasingly attractive. Our sells reflected mostly situations of deteriorating fundamentals with a few cases of market capitalizations outgrowing the mid-cap universe. We replaced several of our energy holdings with smaller, more nimble companies. There were also some new ideas reflecting continued opportunities in the ever growing internet. Finally, we continue to find many excellent opportunities in the industrial sector of the economy.

In conclusion, while not happy with the results for the period, we continue to believe in the long term potential of a broadly diversified portfolio compiled of companies evidencing strong market shares, leadership positions, higher caliber management and superior financial metrics.

                                GROWTH OF $10,000

                               (PERFORMANCE GRAPH)

         Mid-Cap Growth
         Institutional
             Class       Russell
         -------------   -------
Mar-04       10000        10000
Nov-04       10650        10491
Nov-05       11690        12190
Nov-06       12640        13760
Nov-07       14310        15154
May-08       13648        15279

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (RUSSELL MIDCAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                     ATLANTIC WHITEHALL MID-CAP GROWTH FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2008

                              SINCE INCEPTION
6 MONTHS*   1 YEAR   5 YEAR      (03/01/04)
---------   ------   ------   ---------------
 (4.63)%    (3.14)%    N/A          7.59%

         RUSSELL MIDCAP GROWTH INDEX

   0.82%    (0.79)%    N/A         10.49%

*    NOT ANNUALIZED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND INVESTS IN MID-SIZED COMPANIES WHICH MAY INVOLVE GREATER RISK AND MORE ABRUPT PRICE FLUCTUATIONS THAN INVESTMENTS MADE IN LARGER COMPANIES. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 0.99%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND

For the six-month period ended May 31, 2008, the Atlantic Whitehall Multi-Cap Global Value Fund Institutional Class had a return of -1.68% versus -4.07% for the MSCI World Index. During the period, the impact of currency, after converting returns from foreign investments into U.S. dollars, increased Fund performance by over 200 basis points.

Nokian Tyres, the largest manufacturer of replacement tires in the Nordic countries, contributed the most to Fund performance during the period. Based in Finland, Nokian Tyres is one of the most profitable tire companies in the world. Over the past few years, it has been growing rapidly in Eastern Europe and particularly Russia. Nokian Tyres has a sustainable competitive advantage over its competitors due to its niche market focus, constant renewal of its product selection, ownership of a distribution chain and a strong and unique corporate culture. The management team at Nokian Tyres has a good track record of acting in the best interest of its shareholders by allocating capital rationally to grow the company in the long term.

Kinetic Concepts Inc. (KCI), a global leader in wound therapy products, detracted the most from Fund performance during the period. The share price of KCI was under pressure due to market concern regarding: (1) its leadership position in the negative pressure wound therapy (NPWT) market, and (2) its recent acquisition of LifeCell, a medical device company involved in biologic regenerative tissue technology, at a premium using cash and capital raised from issuing a convertible bond. With a much superior product and a valid patent that does not expire until 2014, we believe that KCI will maintain its dominant leadership position in the NPWT market, and continue to grow both in the U.S. and internationally. With respect to the purchase of LifeCell, we are not in favor of how capital was allocated and the synergy that may be created. We will thoroughly assess whether there has been a fundamental change to their original long-term investment thesis after our upcoming meeting with KCI's management to understand the industrial logic and rationale behind the acquisition, and their long-term view on the company's core NPWT business.

The Fund is not managed to mirror the MSCI World Index in terms of sector and country allocation. However, if we were to attribute the Fund's outperformance relative to its benchmark index during the period, stronger performance from its holdings in consumer discretionary and financials, which were among the worst performing sectors, was the main driver. In terms of country allocation, the Fund's holdings in Finland and Switzerland resulted in most of its outperformance against the Index.

In terms of portfolio changes, the Fund sold five holdings during the period. Except Vedior N.V., all of them were sold because we found better alternatives that we believe will provide higher long-term returns. Vedior N.V. was sold after the company agreed to be acquired by another staffing company in the Netherlands. Two new additions to the portfolio were Erste Bank, located in Austria, which has dominant retail banking franchises in Central and Eastern Europe; and Cisco Systems, a worldwide leader in internet networking.

Despite uncertainty about the duration of the current market turbulence and the extent of a possible global slowdown, we are finding plenty of attractive long-term investment opportunities. We believe the conditions for purchasing an ownership interest in a high-quality business, which is run by talented people and available at an attractive price, are the best they have been in years. Since the underlying intrinsic value of a business is relatively stable in most cases, share price volatility, which can be particularly great in times of stress, provides attractive investment opportunities for a long-term view to investing.

                                GROWTH OF $10,000

                               (PERFORMANCE GRAPH)

            Multi-Cap
          Global Value
          Institutional    MSCI World
              Class          Index
          -------------    ----------
Mar-04        10000          10000
Nov-04        10400          10696
Nov-05        11327          11894
Nov-06        14473          14307
Nov-07        16248          16125
May-08        15975          15469

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (MSCI WORLD INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                 ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2008

                              SINCE INCEPTION
6 MONTHS*   1 YEAR   5 YEAR      (03/01/04)
---------   ------   ------   ---------------
 (1.68)%    (7.09)%    N/A         11.65%

               MSCI WORLD INDEX

 (4.07)%    (3.68)%    N/A         10.81%

*    NOT ANNUALIZED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, ACCOUNTING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.17%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL INTERNATIONAL FUND

International markets have become far more challenging for investors over the past six months resulting in increased volatility and a 5.21% decline during the period for the MSCI EAFE Index. Ongoing weakness in credit/housing markets and rising inflationary pressures have weighed on investor sentiment, while periodic rallies were supported by extensive and unconventional US Fed stimulus measures. Despite the bearish environment, we have witnessed two separate market rallies of more than 10% since the beginning of 2008, largely driven by speculative commodity prices pushing select materials companies to significantly increased valuations. Against this challenging backdrop, the Atlantic Whitehall International Fund outperformed the benchmark slightly during the six-month period, returning -4.78%.

Our stock selection methodology, which favors companies with proven financial strength, contributed to out performance over the period particularly within the Energy and Financials sectors. EnCana, of Canada, and Statoil, of Norway, stood out among the portfolio's strongest contributors, benefiting from rising energy prices in natural gas and oil, respectively. During a very challenging setting for financials, Mitsubishi UFJ (Japan) and Zurich Financial Services (Switzerland) rebounded after lagging in 2007, and fared quite well versus their competitors as liquidity and credit problems continued to plague the industry.

Conversely, stock selection was disappointing in the Materials sectors as we have taken profits in our metals and mining related holdings only to see these companies driven higher by record commodity prices as well as the expectation of continued momentum. An underweight position in the sector also detracted from relative performance. Stock selection was also weak in the Consumer Discretionary space, as our worst performing holding, Thomson (France) declined significantly following earnings disappointments.

From a geographic perspective, stock selection contributed to relative performance in several non-benchmark countries with high exposure to the energy sector, specifically Canada and several of the emerging markets. Swedish holdings also out performed, particularly Ericsson, while our holdings in France and Finland lagged the index.

We believe that the current dislocations in housing and credit markets will take time to be resolved, creating an uncertain climate for economic growth and capital markets. Inflation, in our judgment, is less likely to be a sustainable threat. With global equity markets not far from the all-time highs achieved in October 2007, the potential for more sustained weakness clearly exists. The average bear market in international equities has resulted in a decline in excess of 30% with a duration of seventeen months. Our investment methodology has historically been well suited for this type of climate given our preference for investing in companies with proven financial strength.

                                GROWTH OF $10,000

                               (PERFORMANCE GRAPH)



          International
          Institutional    MSCI EAFE
              Class          Index
          -------------    ----------
09-05-03      10000           10000
Nov-03        10550           11194
Nov-04        13069           13902
Nov-05        14371           15742
Nov-06        18260           20182
Nov-07        20565           23673
May-08        19583           22440

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (MSCI EAFE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                      ATLANTIC WHITEHALL INTERNATIONAL FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2008

                              SINCE INCEPTION
6 MONTHS*   1 YEAR   5 YEAR      (09/05/03)
---------   ------   ------   ---------------
 (4.78)%    (4.47)%    N/A         15.23%

               MSCI EAFE INDEX

 (5.21)%    (2.53)%    N/A         18.55%

*    NOT ANNUALIZED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, ACCOUNTING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.38%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL EQUITY INCOME FUND

The Atlantic-Whitehall Equity Income Fund provided strong relative performance for the six-month period ended May 31, 2008. The Fund returned 0.97%, which was substantially ahead of the S&P 500 which returned -4.47% for the same period. The Fund also significantly outperformed its peer group by a wide margin, outpacing the Morningstar Large Blend by 5.1%.

Overall, value and core driven indices with large financial exposures provided the majority of headwinds and were a drain on performance. The well publicized mortgage and housing issues carried forward from last year into the current period and led to multi-year index lows in January and March. The Bear Sterns episode marked the second low. However the absorption into JP Morgan with backing from the Federal Reserve helped stave off a derivatives unwind that would have crippled the overall credit and equity markets. From those lows the market gained back nearly 50% of the original year-to-date retrenchment, and finished the period with a more positive tone.

Although the Fund faced stiff headwinds in the market, we noticed unique opportunities to return value to shareholders. Positions in Financials were reduced significantly as we trimmed and/or later liquidated positions with direct mortgage and/or consumer credit exposure, namely Merrill Lynch, Bank of America, Wachovia, Wells Fargo and Capital One. We did, however, remain overweight in what turned out to be the best performing sector within Financials, Real Estate Investment Trusts. The allocation benefit gained by underweighting Finance was substantial, and combined with the 7% outperformance in the sector, the allocation to Financials accounted for nearly 40% of the gains in excess of the benchmark.

The rotation out of Financials allowed us to reallocate positions into Energy, Utilities, and Consumer Discretionary, where we felt that these spaces offered a particularly attractive risk/reward profile based on the free-cash flow valuation techniques we employ. The Fund also reaped the benefits of the more recent commodities boom as stocks in the Materials, Utilities, and Energy arenas were particularly beneficial to overall performance of the Fund.

We believe that the equity markets will continue to be challenging as the economy continues to test recessionary statistics due to continued dislocation in the credit markets, a housing slowdown and persistently high energy prices. Fundamentally, however, average equity valuations appear reasonable when calculated using current earnings estimates. While downside risks remain, we do not see the same over-inflated stock prices that were witnessed prior to the last significant market correction earlier this decade. This could indicate that the severity and duration of the current pullback could be considerably less than the 2000-2003 market correction.

From a portfolio management perspective, the current volatility in the equity markets has provided opportunities to initiate new positions in fundamentally attractive companies at more favorable valuations than were available just a few months ago. Day-to-day fluctuations in the market do not change our investment process. We continue to focus our research efforts on businesses that generate high levels of free cash flow, have improving fundamentals, defensible operating models, and respected management teams - all key aspects in generating long-term risk-adjusted excess returns.

Accordingly, we are comfortable with the current positioning of the portfolio. Our below market exposure in financials reflects uncertainty surrounding the ongoing credit crisis, as well as concerns about long-term growth prospects due to deleveraging and lower fee income. We continue to own a number of names within the healthcare services area, while remaining mostly cautious on the pharmaceutical sector. Consumer staples have been underrepresented due to high valuations, but this closed some with the addition of a new holding in May. In addition to sizeable positions across most sectors, such as energy, technology and industrials, the Fund also has meaningful investments within the consumer discretionary sector, where we have found some of the most attractive valuations on quality businesses, despite the obvious issues facing the consumer.

                                GROWTH OF $10,000

                               (PERFORMANCE GRAPH)




          Equity Income     S&P 500
              Class          Index
          -------------    ----------
12-1-05      10000           10000
05-06        9970            10260
11-06        11087           11422
05-07        12463           12597
11-07        11989           12303
05-08        12105           11753

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE BENCHMARK INDEX FOR THAT FUND (S&P 500 INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                      ATLANTIC WHITEHALL EQUITY INCOME FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2008

                              SINCE INCEPTION
6 MONTHS*   1 YEAR   5 YEAR      (12/01/05)
---------   ------   ------   ---------------
   0.97%    (2.87)%    N/A         7.96%

                S&P 500 INDEX

 (4.47)%    (6.70)%    N/A         6.68%

*    NOT ANNUALIZED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 0.99%.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2008 (UNAUDITED)

  SHARES                                                                VALUE
---------                                                           ------------
COMMON STOCKS - 96.74%

            AUTOMOBILES & COMPONENTS - 1.50%
   23,138   BorgWarner, Inc. ....................................   $  1,196,466
                                                                    ------------
            CAPITAL GOODS - 9.89%
   10,827   Boeing Co. (The) ....................................        896,151
   10,471   Deere & Co. .........................................        851,711
   16,873   Emerson Electric Co. ................................        981,671
    1,746   First Solar, Inc. * .................................        467,125
    8,276   Fluor Corp. .........................................      1,543,888
   18,538   Rockwell Collins, Inc. ..............................      1,137,677
    7,806   Suntech Power Holdings Co., Ltd., ADR * .............        332,067
   23,941   United Technologies Corp. ...........................      1,700,769
                                                                    ------------
                                                                       7,911,059
                                                                    ------------
            CONSUMER SERVICES - 1.08%
   26,384   Marriott International, Inc., Class A ...............        868,297
                                                                    ------------
            DIVERSIFIED FINANCIALS - 5.46%
   74,909   Charles Schwab Corp. (The) ..........................      1,661,482
    5,526   Goldman Sachs Group, Inc. (The) .....................        974,842
    6,447   Intercontinental Exchange, Inc. * ...................        890,975
   19,139   Merrill Lynch & Co., Inc. ...........................        840,585
                                                                    ------------
                                                                       4,367,884
                                                                    ------------
            ENERGY - 6.29%
   16,026   Schlumberger, Ltd. ..................................      1,620,709
   41,892   Southwestern Energy Co. * ...........................      1,857,491
   34,154   Weatherford International, Ltd. * ...................      1,558,447
                                                                    ------------
                                                                       5,036,647
                                                                    ------------
            FOOD & STAPLES RETAILING - 2.89%
   53,953   CVS Caremark Corp.  .................................      2,308,649
                                                                    ------------
            FOOD, BEVERAGE & TOBACCO - 4.04%
   47,334   PepsiCo, Inc. .......................................      3,232,912
                                                                    ------------
            HEALTH CARE EQUIPMENT & SERVICES - 7.55%
   12,172   CR Bard, Inc. .......................................      1,110,086
   54,834   Hologic, Inc. * .....................................      1,317,661
   29,206   Stryker Corp. .......................................      1,885,247
   29,214   Thermo Fisher Scientific, Inc. * ....................      1,724,210
                                                                    ------------
                                                                       6,037,204
                                                                    ------------
            HOUSEHOLD & PERSONAL PRODUCTS - 3.69%
   25,549   Avon Products, Inc. .................................        997,944
   29,608   Procter & Gamble Co. (The) ..........................      1,955,608
                                                                    ------------
                                                                       2,953,552
                                                                    ------------
            INSURANCE - 0.56%
   12,461   American International Group, Inc. ..................        448,596
                                                                    ------------
            MATERIALS - 4.39%
   12,609   Monsanto Co. ........................................      1,606,387
   20,043   Praxair, Inc. .......................................      1,905,288
                                                                    ------------
                                                                       3,511,675
                                                                    ------------
            MEDIA - 1.91%
   31,240   Omnicom Group, Inc. .................................      1,531,072
                                                                    ------------
            PHARMACEUTICALS, BIOTECHNOLOGY
            & LIFE SCIENCE - 10.52%
   28,310   Abbott Laboratories .................................      1,595,269
   35,658   Allergan, Inc. ......................................      2,054,614
   13,602   Celgene Corp. * .....................................        827,818

  SHARES                                                                VALUE
---------                                                           ------------

            PHARMACEUTICALS, BIOTECHNOLOGY &
            LIFE SCIENCE - (CONTINUED)
   31,894   Genzyme Corp. * .....................................   $  2,183,463
   15,443   Novartis AG, ADR ....................................        808,441
   46,398   Schering-Plough Corp. ...............................        946,519
                                                                    ------------
                                                                       8,416,124
                                                                    ------------
            RETAILING - 4.18%
   17,807   Best Buy Co., Inc. ..................................        831,409
   30,787   Home Depot, Inc. (The) ..............................        842,332
   31,342   Target Corp. ........................................      1,672,409
                                                                    ------------
                                                                       3,346,150
                                                                    ------------
            SEMICONDUCTORS &
            SEMICONDUCTOR EQUIPMENT - 3.66%
   63,764   Intel Corp. .........................................      1,478,050
   21,178   MEMC Electronic Materials, Inc. * ...................      1,454,082
                                                                    ------------
                                                                       2,932,132
                                                                    ------------
            SOFTWARE & SERVICES - 10.61%
   18,316   Akamai Technologies, Inc. * .........................        715,240
   23,242   Autodesk, Inc. * ....................................        956,641
   32,942   Automatic Data Processing, Inc. .....................      1,418,153
   18,845   Cognizant Technology Solutions Corp. Class A * ......        664,852
    2,702   Google, Inc., Class A * .............................      1,582,832
   77,613   Microsoft Corp. .....................................      2,198,000
   11,062   Visa, Inc., Class A * ...............................        955,314
                                                                    ------------
                                                                       8,491,032
                                                                    ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 16.06%
   12,004   Apple, Inc. * .......................................      2,265,755
   90,834   Cisco Systems, Inc. * ...............................      2,427,084
   58,557   Corning, Inc ........................................      1,600,948
   26,915   Hewlett-Packard Co. .................................      1,266,620
   13,528   International Business Machines Corp. ...............      1,750,929
   35,699   Nokia Oyj, SP ADR ...................................      1,013,852
   30,985   Qualcomm, Inc. ......................................      1,504,012
    7,332   Research In Motion, Ltd. * ..........................      1,018,195
                                                                    ------------
                                                                      12,847,395
                                                                    ------------
            UTILITIES - 2.46%
   22,871   Constellation Energy Group, Inc. ....................      1,972,165
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $66,493,706) ...............................     77,409,011
                                                                    ------------
INVESTMENT COMPANY - 3.09%

2,470,887   SSgA Prime Money Market Fund ........................      2,470,887
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $2,470,887) ................................      2,470,887
                                                                    ------------
            TOTAL INVESTMENTS - 99.83%
               (Cost $68,964,593) ...............................     79,879,898
                                                                    ------------
            OTHER ASSETS
            NET OF LIABILITIES - 0.17% ..........................        133,074
                                                                    ------------
            NET ASSETS - 100.00% ................................   $ 80,012,972
                                                                    ============

----------
*    Non-income producing security.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2008 (UNAUDITED)

ADR      American Depositary Receipt

SP ADR   Sponsored American Depositary Receipt

Summary of inputs used to value the Fund's net assets as of May 31, 2008 is as follows (See Note 2):

                                                INVESTMENTS IN
VALUATION INPUTS                                  SECURITIES
----------------                                --------------
Level 1 - Quoted Prices                           $79,879,898
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs         -----------
TOTAL                                             $79,879,898
                                                  ===========

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Technology Hardware & Equipment ................    16.06%
Software & Services ............................    10.61%
Pharmaceuticals, Biotechnology & Life Science ..    10.52%
Other Common Stocks ............................    10.40%
Capital Goods ..................................     9.89%
Health Care Equipment & Services ...............     7.55%
Energy .........................................     6.29%
Diversified Financials .........................     5.46%
Materials ......................................     4.39%
Retailing ......................................     4.18%
Food, Beverage & Tobacco .......................     4.04%
Household & Personal Products ..................     3.69%
Semiconductors & Semiconductor Equipment .......     3.66%
Other Assets Net of Liabilities ................     3.26%
                                                   ------
Total ..........................................   100.00%
                                                   ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2008 (UNAUDITED)

  SHARES                                                                VALUE
---------                                                           ------------
COMMON STOCKS - 98.39%
            CAPITAL GOODS - 8.90%
  106,110   Be Aerospace, Inc. * ................................   $  3,708,544
   61,529   Cooper Industries, Ltd., Class A ....................      2,869,097
   62,765   Danaher Corp. .......................................      4,906,968
   59,985   Foster Wheeler, Ltd. * ..............................      4,569,057
   43,330   Grainger (W.W.), Inc. ...............................      3,954,296
  106,235   Manitowoc Co., Inc. (The) ...........................      4,132,542
   41,585   Rockwell Collins, Inc. ..............................      2,552,071
   54,130   Suntech Power Holdings Co., Ltd., ADR * .............      2,302,690
   79,590   Textron, Inc. .......................................      4,978,355
                                                                    ------------
                                                                      33,973,620
                                                                    ------------
            COMMERCIAL SERVICES & SUPPLIES - 1.97%
  128,940   Stericycle, Inc. * ..................................      7,517,202
                                                                    ------------
            CONSUMER DURABLES & APPAREL - 2.68%
   44,550   Fortune Brands, Inc. ................................      3,095,334
   85,865   Garmin, Ltd. ........................................      4,177,332
   39,370   Mohawk Industries, Inc. * ...........................      2,955,900
                                                                    ------------
                                                                      10,228,566
                                                                    ------------
            CONSUMER SERVICES - 2.79%
   79,225   Darden Restaurants, Inc. ............................      2,713,456
  132,365   Marriott International, Inc., Class A ...............      4,356,132
   85,770   Weight Watchers International, Inc. .................      3,586,044
                                                                    ------------
                                                                      10,655,632
                                                                    ------------
            DIVERSIFIED FINANCIALS - 2.86%
   96,255   Nasdaq Stock Market, Inc. * .........................      3,371,813
  131,680   optionsXpress Holdings, Inc. ........................      3,007,571
   78,390   T. Rowe Price Group, Inc. ...........................      4,540,349
                                                                    ------------
                                                                      10,919,733
                                                                    ------------
            ENERGY - 13.33%
  113,835   Chesapeake Energy Corp. .............................      6,234,743
   39,082   National-Oilwell Varco, Inc. * ......................      3,256,312
   61,915   Oceaneering International, Inc. * ...................      4,418,254
  105,190   Range Resources Corp. ...............................      6,917,294
   67,460   Smith International, Inc. ...........................      5,323,943
  279,940   Weatherford International, Ltd. * ...................     12,773,662
  188,140   XTO Energy, Inc. ....................................     11,969,467
                                                                    ------------
                                                                      50,893,675
                                                                    ------------
            FOOD, BEVERAGE & TOBACCO - 1.26%
   23,815   Brown-Forman Corp., Class B .........................      1,790,412
   97,145   Hansen Natural Corp. * ..............................      3,034,810
                                                                    ------------
                                                                       4,825,222
                                                                    ------------
            HEALTH CARE EQUIPMENT & SERVICES - 14.16%
  169,950   Express Scripts, Inc. * .............................     12,255,095
   91,485   Healthways, Inc. * ..................................      2,954,966
  111,394   Hologic, Inc. * .....................................      2,676,798
   79,755   Humana, Inc. * ......................................      4,071,493
   23,045   Intuitive Surgical, Inc. * ..........................      6,765,782
   80,315   Laboratory Corp. of America Holdings * ..............      5,926,444
   96,655   Lincare Holdings, Inc. * ............................      2,518,829
  147,450   Psychiatric Solutions, Inc. * .......................      5,377,502
   55,020   Quest Diagnostic, Inc. ..............................      2,773,558
   66,375   Resmed, Inc. * ......................................      2,614,511
  149,810   St. Jude Medical, Inc. * ............................      6,104,758
                                                                    ------------
                                                                      54,039,736
                                                                    ------------

  SHARES                                                                VALUE
---------                                                           ------------
            HOUSEHOLD & PERSONAL PRODUCTS - 0.81%
   49,765   Chattem, Inc. * .....................................   $  3,095,881
                                                                    ------------
            MATERIALS - 2.42%
   35,105   Allegheny Technologies, Inc. ........................      2,632,875
  196,995   Nalco Holding Co. ...................................      4,790,918
   80,175   Valspar Corp. (The) .................................      1,808,748
                                                                    ------------
                                                                       9,232,541
                                                                    ------------
            MEDIA - 1.08%
  115,410   Liberty Global, Inc., Class A * .....................      4,137,449
                                                                    ------------
            PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCE - 3.93%
   68,710   Allergan, Inc. ......................................      3,959,070
   68,220   Cephalon, Inc. * ....................................      4,619,176
   90,130   Endo Pharmaceuticals Holdings, Inc. * ...............      2,220,803
   81,690   Shire PLC, ADR ......................................      4,211,936
                                                                    ------------
                                                                      15,010,985
                                                                    ------------
            REAL ESTATE - 2.00%
  269,068   CapitalSource, Inc., REIT ...........................      4,132,884
   49,865   Jones Lang LaSalle, Inc. ............................      3,517,477
                                                                    ------------
                                                                       7,650,361
                                                                    ------------
            RETAILING - 7.57%
   28,695   Abercrombie & Fitch Co., Class A ....................      2,083,257
   71,644   Advance Auto Parts, Inc. ............................      2,887,253
   35,725   AutoZone, Inc. * ....................................      4,521,356
  156,930   Dick's Sporting Goods, Inc. * .......................      3,632,929
  107,615   Nordstrom, Inc. .....................................      3,764,373
  129,470   PetSmart, Inc. ......................................      3,034,777
   14,505   Priceline.com, Inc. * ...............................      1,951,358
  219,270   TJX Cos., Inc. (The) ................................      7,029,796
                                                                    ------------
                                                                      28,905,099
                                                                    ------------
            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.18%
  198,835   Altera Corp. ........................................      4,601,042
   76,260   KLA-Tencor Corp. ....................................      3,517,111
   87,345   Linear Technology Corp. .............................      3,211,676
  140,200   MEMC Electronic Materials, Inc. * ...................      9,626,132
  246,177   Microchip Technology, Inc. ..........................      9,069,161
  111,450   Microsemi Corp. * ...................................      3,053,730
  233,827   Nvidia Corp. * ......................................      5,775,527
                                                                    ------------
                                                                      38,854,379
                                                                    ------------
            SOFTWARE & SERVICES - 14.89%
   53,325   Akamai Technologies, Inc. * .........................      2,082,341
  102,830   Alliance Data Systems Corp. * .......................      6,173,913
  114,930   ANSYS, Inc. * .......................................      5,436,189
  236,256   Cognizant Technology Solutions Corp., Class A * .....      8,335,112
   34,210   Equinix, Inc. * .....................................      3,266,713
  113,165   Euronet Worldwide, Inc. * ...........................      2,213,507
  149,984   Fiserv, Inc. * ......................................      7,853,162
   57,430   Global Payments, Inc. ...............................      2,711,845
  105,030   NeuStar, Inc., Class A * ............................      2,456,652
   93,444   Paychex, Inc. .......................................      3,228,490
  250,025   Satyam Computer Services, Ltd., ADR .................      7,275,728
  112,940   VeriFone Holdings, Inc. * ...........................      1,657,959
  175,110   Western Union Co. ...................................      4,139,600
                                                                    ------------
                                                                      56,831,211
                                                                    ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2008 (UNAUDITED)

  SHARES                                                                VALUE
---------                                                           ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 1.23%
  171,045   Juniper Networks, Inc. * ............................   $  4,707,158
                                                                    ------------
            TELECOMMUNICATION SERVICES - 1.88%
   61,255   Leap Wireless International, Inc. * .................      3,519,712
   72,910   NII Holdings, Inc. * ................................      3,660,082
                                                                    ------------
                                                                       7,179,794
                                                                    ------------
            TRANSPORTATION - 2.93%
  104,844   C. H. Robinson Worldwide, Inc. ......................      6,762,438
   79,040   Landstar System, Inc. ...............................      4,404,109
                                                                    ------------
                                                                      11,166,547
                                                                    ------------
            UTILITIES - 1.52%
   90,450   Questar Corp. .......................................      5,808,699
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $255,076,424) ..............................    375,633,490
                                                                    ------------
INVESTMENT COMPANY - 1.88%
7,165,395   SSgA Prime Money Market Fund ........................      7,165,395
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $7,165,395) ................................      7,165,395
                                                                    ------------
            TOTAL INVESTMENTS - 100.27%
               (Cost $262,241,819) ..............................    382,798,885
                                                                    ------------
            OTHER ASSETS NET OF LIABILITIES - (0.27)% ...........     (1,029,332)
                                                                    ------------
            NET ASSETS - 100.00% ................................   $381,769,553
                                                                    ============

----------
*    Non-income producing security.

ADR  American Depositary Receipt

PLC  Public Limited Company

REIT Real Estate Investment Trust

Summary of inputs used to value the Fund's net assets as of May 31, 2008 is as follows (See Note 2):

                                                 INVESTMENTS
VALUATION INPUTS                                IN SECURITIES
----------------                                -------------
Level 1 - Quoted Prices                          $382,798,885
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                                 ------------
TOTAL                                            $382,798,885
                                                 ============

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Other Common Stocks .............................    25.43%
Software & Services .............................    14.89%
Health Care Equipment & Services ................    14.16%
Energy ..........................................    13.33%
Semiconductor & Semiconductor Equipment .........    10.18%
Capital Goods ...................................     8.90%
Retailing .......................................     7.57%
Pharmaceuticals, Biotechnology & Life Science ...     3.93%
Other Assets Net of Liabilities .................     1.61%
                                                    ------
Total ...........................................   100.00%
                                                    ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2008 (UNAUDITED)

  SHARES                                                                VALUE
---------                                                           ------------
FOREIGN COMMON STOCKS - 68.25%
            AUSTRIA - 5.44%
   15,000   Erste Bank der oesterreichischen Sparkassen AG ......   $  1,145,104
   38,120   Wienerberger AG .....................................      2,021,704
                                                                    ------------
                                                                       3,166,808
                                                                    ------------
            DENMARK - 0.75%
    3,400   Alk-Abello A/S ......................................        436,834
                                                                    ------------
            FINLAND - 5.16%
   58,400   Nokian Renkaat Oyj ..................................      3,000,044
                                                                    ------------
            FRANCE - 3.83%
   29,200   Accor S.A. ..........................................      2,228,227
                                                                    ------------
            GERMANY - 6.99%
   33,700   Adidas AG ...........................................      2,376,060
   28,500   Bayerische Motoren Werke AG .........................      1,687,973
                                                                    ------------
                                                                       4,064,033
                                                                    ------------
            IRELAND - 7.48%
  207,148   Anglo Irish Bank Corp., PLC .........................      2,707,059
   17,700   Kerry Group PLC, Class A ............................        534,211
   42,100   Ryanair Holdings PLC, SP ADR * ......................      1,109,335
                                                                    ------------
                                                                       4,350,605
                                                                    ------------
            JAPAN - 1.24%
   13,400   Canon, Inc. .........................................        723,259
                                                                    ------------
            MEXICO - 8.54%
   36,732   Cemex S.A.B. de C.V., SP ADR, Participation
               Certificates * ...................................      1,044,658
  217,300   Grupo Modelo, S.A. de C.V., Series C ................      1,158,335
  105,500   Grupo Televisia S.A., SP ADR ........................      2,764,100
                                                                    ------------
                                                                       4,967,093
                                                                    ------------
            NETHERLANDS - 2.59%
   39,400   ING Groep NV ........................................      1,504,210
                                                                    ------------
            SWITZERLAND - 13.98%
    6,500   Nestle SA, Registered Shares ........................      3,196,210
   56,600   Novartis AG, Registered Shares ......................      2,973,231
            Schindler Holding AG, Participation
   19,500      Certificates .....................................      1,574,406
    4,800   Schindler Holding AG, Registered Shares .............        385,244
                                                                    ------------
                                                                       8,129,091
                                                                    ------------
            UNITED KINGDOM - 12.25%
  230,119   Reed Elsevier PLC ...................................      2,899,167
  185,195   Tesco PLC ...........................................      1,519,140
  223,200   WPP Group PLC .......................................      2,703,672
                                                                    ------------
                                                                       7,121,979
                                                                    ------------
            TOTAL FOREIGN COMMON STOCKS
               (Cost $37,684,222) ...............................     39,692,183
                                                                    ------------
COMMON STOCKS - 27.52%
            BANKS - 3.46%
   73,000   Wells Fargo & Co. ...................................      2,012,610
                                                                    ------------
            DIVERSIFIED FINANCIALS - 1.79%
   22,500   American Express Co. ................................      1,042,875
                                                                    ------------

  SHARES                                                                VALUE
---------                                                           ------------
            HEALTH CARE EQUIPMENT & SERVICES - 7.93%
   21,100   Edwards Lifesciences Corp. * ........................   $  1,217,681
   47,500   Kinetic Concepts, Inc. * ............................      2,062,925
   23,800   WellPoint, Inc. * ...................................      1,328,516
                                                                    ------------
                                                                       4,609,122
                                                                    ------------
            INSURANCE - 3.93%
   63,800   Willis Group Holdings, Ltd. .........................      2,285,954
                                                                    ------------
            RETAILING - 2.44%
   38,700   Ross Stores, Inc. ...................................      1,417,194
                                                                    ------------
            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.03%
   64,000   Altera Corp. ........................................      1,480,960
   37,300   International Rectifier Corp. * .....................        864,614
                                                                    ------------
                                                                       2,345,574
                                                                    ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 3.94%
   59,000   Cisco Systems, Inc. * ...............................      1,576,480
   27,100   Molex, Inc., Class A ................................        716,795
                                                                    ------------
                                                                       2,293,275
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $16,987,424) ...............................     16,006,604
                                                                    ------------
INVESTMENT COMPANY - 3.43%
1,995,905   SSgA Prime Money Market Fund ........................      1,995,905
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $1,995,905) ................................      1,995,905
                                                                    ------------
            TOTAL INVESTMENTS - 99.20%
               (Cost $56,667,551) ...............................     57,694,692
                                                                    ------------
            OTHER ASSETS
            NET OF LIABILITIES - 0.80% ..........................        464,775
                                                                    ------------
            NET ASSETS - 100.00% ................................   $ 58,159,467
                                                                    ============

----------
*      Non-income producing security.

PLC    Public Limited Company

SP ADR Sponsored American Depositary Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2008 (UNAUDITED)

Summary of inputs used to value the Fund's net assets as of May 31, 2008 is as follows (See Note 2):

                                                 INVESTMENTS
VALUATION INPUTS                                IN SECURITIES
----------------                                -------------
Level 1 - Quoted Prices                          $57,694,692
Level 2 - Other Significant Observable Inputs             --
Level 3 - Significant Unobservable Inputs                 --
                                                 -----------
Total                                            $57,694,692
                                                 ===========

                              FOREIGN COMMON STOCK
                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Media ..........................................   14.39%
Food, Beverages & Tobacco ......................    8.41%
Automotive & Components ........................    8.06%
Capital Goods ..................................    6.85%
Banks ..........................................    6.62%
Pharmaceuticals, Biotechnology & Life Science ..    5.86%
Consumer Durables & Apparel ....................    4.09%
Consumer Services ..............................    3.83%
Food & Staples Retailing .......................    2.61%
Diversified Financials .........................    2.59%
Transportation .................................    1.91%
Materials ......................................    1.79%
Technology Hardware & Equipement ...............    1.24%
                                                   -----
Total ..........................................   68.25%
                                                   =====

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Media ...........................................    14.39%
Banks ...........................................    10.08%
Other Common Stocks .............................     8.75%
Food, Beverage & Tobacco ........................     8.41%
Automobile & Components .........................     8.06%
Health Care Equipment & Services ................     7.92%
Capital Goods ...................................     6.85%
Pharmaceuticals, Biotechnology & Life Science ...     5.86%
Technology Hardware & Equipment .................     5.19%
Diversified Financials ..........................     4.38%
Consumer Durables & Apparel .....................     4.09%
Semiconductors & Semiconductor Equipment ........     4.03%
Insurance .......................................     3.93%
Consumer Services ...............................     3.83%
Other Assets Net of Liabilities .................     4.23%
                                                    ------
Total ...........................................   100.00%
                                                    ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2008 (UNAUDITED)

  SHARES                                                                VALUE
---------                                                           ------------
FOREIGN COMMON STOCKS - 97.75%
            BRAZIL - 1.05%
    8,344   Banco Bradesco S.A., Preferred Shares ...............   $    201,188
   15,814   Companhia Energetica de Minas Gerais, SP ADR ........        373,833
    9,175   Companhia Vale do Rio Doce, ADR .....................        364,981
    7,600   Empresa Brasileira de Aeronautica S.A., ADR .........        285,152
   20,800   Natura Cosmeticos S.A. ..............................        239,779
    5,100   Petroleo Brasileiro S.A., ADR .......................        359,550
                                                                    ------------
                                                                       1,824,483
                                                                    ------------
            CANADA - 1.06%
   20,400   EnCana Corp. ........................................      1,837,766
                                                                    ------------
            CHINA - 2.98%
   74,000   Cheung Kong (Holdings), Ltd. ........................      1,136,944
   84,500   China COSCO Holdings Co., Ltd., Class H .............        245,794
  350,400   Hutchinson Whampoa, Ltd. ............................      3,787,368
                                                                    ------------
                                                                       5,170,106
                                                                    ------------
            DENMARK - 1.32%
   66,700   Danske Bank A/S .....................................      2,288,487
                                                                    ------------
            EGYPT - 0.14%
    3,250   Orascom Telecom Holding SAE, GDR ....................        240,175
                                                                    ------------
            FINLAND - 3.57%
  127,400   Nokia Oyj ...........................................      3,672,675
  129,300   UPM-Kymmene Oyj .....................................      2,514,468
                                                                    ------------
                                                                       6,187,143
                                                                    ------------
            FRANCE - 9.07%
   70,200   Credit Agricole S.A. ................................      1,857,715
   62,600   Publicis Groupe .....................................      2,488,301
   53,700   Sanofi-Aventis ......................................      4,002,562
   21,400   Societe Generale ....................................      2,223,965
    3,563   Societe Generale NV * ...............................        364,685
  185,700   Thomson .............................................      1,181,606
   41,275   Total S.A., SP ADR ..................................      3,601,656
                                                                    ------------
                                                                      15,720,490
                                                                    ------------
            GERMANY - 4.77%
   18,065   BASF AG .............................................      2,708,429
   50,300   Bayerische Motoren Werke AG .........................      2,979,123
   72,900   Commerzbank AG ......................................      2,573,355
                                                                    ------------
                                                                       8,260,907
                                                                    ------------
            HONG KONG - 0.33%
  180,000   CNOOC, Ltd. .........................................        313,689
  568,000   Denway Motors, Ltd. .................................        265,662
                                                                    ------------
                                                                         579,351
                                                                    ------------
            INDIA - 0.11%
    2,750   State Bank of India, GDR ............................        196,900
                                                                    ------------
            INDONESIA - 0.25%
   93,500   PT Astra International TBK ..........................        210,789
  260,500   PT Telekomunikasi Indonesia TBK, Series B Shares ....        226,522
                                                                    ------------
                                                                         437,311
                                                                    ------------
            ISRAEL - 0.33%
   28,600   Makhteshim-Agan Industries, Ltd. ....................        267,928
    6,700   Teva Pharmaceutical Industries, Ltd., SP ADR ........        306,391
                                                                    ------------
                                                                         574,319
                                                                    ------------

  SHARES                                                                VALUE
---------                                                           ------------
            ITALY - 1.81%
   38,400   Eni SpA, SP ADR .....................................   $  3,133,056
                                                                    ------------
            JAPAN - 23.96%
   70,800   Canon, Inc. .........................................      3,821,400
      167   East Japan Railway Co. ..............................      1,289,490
   96,700   FUJIFILM Holdings Corp. .............................      3,559,059
  390,400   Mitsubishi UFJ Financial Group, Inc. ................      3,992,138
   31,100   Murata Manufacturing Co., Ltd. ......................      1,634,358
      350   Nippon Telegraph & Telephone Corp. ..................      1,699,867
  197,900   Nissan Motor Co., Ltd. ..............................      1,758,986
   82,900   NOK Corp. ...........................................      1,472,100
    1,240   NTT DoCoMo, Inc. ....................................      1,976,096
   93,000   Seven & I Holdings Co., Ltd. ........................      2,717,131
   24,300   Shin-Etsu Chemical Co., Ltd. ........................      1,530,563
   29,200   SMC Corp. ...........................................      3,670,082
   58,200   Sony Corp. ..........................................      2,914,969
  456,000   Sumitomo Chemical Co., Ltd. .........................      3,330,677
   33,100   Takeda Pharmaceutical Co., Ltd. .....................      1,918,431
   33,600   Tokyo Electron, Ltd. ................................      2,298,008
   38,400   Toyota Motor Corp. ..................................      1,956,061
                                                                    ------------
                                                                      41,539,416
                                                                    ------------
            LUXEMBOURG - 0.28%
    4,100   Evraz Group S.A., GDR, Class S ......................        480,725
                                                                    ------------
            MEXICO - 0.50%
  156,800   Cemex S.A.B. de C.V., CPO * .........................        445,951
    8,800   Fomento Economico Mexicano, S.A.B. de C.V., SP ADR ..        414,040
                                                                    ------------
                                                                         859,991
                                                                    ------------
            NETHERLANDS - 11.01%
  258,900   Aegon NV ............................................      3,953,705
   74,100   Heineken NV .........................................      4,354,144
   38,550   Koninklijke (Royal) Philips Electronics NV ..........      1,481,476
   25,000   Royal Dutch Shell PLC, ADR ..........................      2,093,250
   89,200   TNT NV ..............................................      3,578,935
  111,000   Unilever NV .........................................      3,627,299
                                                                    ------------
                                                                      19,088,809
                                                                    ------------
            NORWAY - 1.46%
   65,300   Statoil ASA .........................................      2,533,388
                                                                    ------------
            RUSSIA - 0.49%
    8,000   Gazprom OAO, SP ADR .................................        483,200
    3,200   LUKOIL, SP ADR ......................................        358,080
                                                                    ------------
                                                                         841,280
                                                                    ------------
            SOUTH AFRICA - 0.50%
   17,700   Barloworld, Ltd. ....................................        239,567
   12,800   Massmart Holdings, Ltd. .............................        117,735
    3,800   Sasol, Ltd. .........................................        236,213
   24,200   Standard Bank Group, Ltd. ...........................        264,290
                                                                    ------------
                                                                         857,805
                                                                    ------------
            SOUTH KOREA - 1.06%
    3,143   Daelim Industrial Co., Ltd. .........................        376,837
    4,230   Hyundai Motor Co. ...................................        344,954
    1,800   LG Electronics, Inc. ................................        249,891
      800   Lotte Shopping Co., Ltd. ............................        269,501
      610   POSCO ...............................................        331,042
      375   Samsung Electronics Co., Ltd. .......................        269,768
                                                                    ------------
                                                                       1,841,993
                                                                    ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2008 (UNAUDITED)

  SHARES                                                                VALUE
---------                                                           ------------
            SPAIN - 1.37%
   57,400   Repsol YPF SA, SP ADR ...............................   $  2,378,656
                                                                    ------------
            SWEDEN - 4.28%
   98,500   Nordea AB ...........................................      1,600,492
2,136,200   Telefonaktiebolaget LM Ericsson, Class B ............      5,809,980
                                                                    ------------
                                                                       7,410,472
                                                                    ------------
            SWITZERLAND - 7.98%
   57,400   Credit Suisse Group .................................      2,924,385
    4,780   Nestle SA, Registered Shares ........................      2,350,444
   97,400   Novartis AG, Registered Shares ......................      5,116,479
   11,750   Zurich Financial Services AG ........................      3,446,930
                                                                    ------------
                                                                      13,838,238
                                                                    ------------
            TAIWAN - 0.67%
   16,431   AU Optronics Corp., SP ADR ..........................        312,846
  275,000   Chinatrust Financial Holding Co., Ltd. * ............        280,409
   13,000   High Tech Computer Corp. ............................        345,931
   19,950   Tiawan Semiconductor Manufacturing Co.,
               Ltd., SP ADR .....................................        228,428
                                                                    ------------
                                                                       1,167,614
                                                                    ------------
            THAILAND - 0.31%
   46,100   PTT Public Co., Ltd. ................................        527,749
                                                                    ------------
            TURKEY - 0.14%
   58,320   Turkiye Is Bankasi, Class C .........................        241,166
                                                                    ------------
            UNITED KINGDOM - 16.95%
  167,300   BAE Systems PLC .....................................      1,502,094
  376,500   Barclays PLC ........................................      2,796,789
  418,900   BP PLC ..............................................      5,045,188
  133,700   Diageo PLC ..........................................      2,608,742
   51,000   GlaxoSmithKline PLC, ADR ............................      2,271,030
  280,900   HSBC Holdings PLC ...................................      4,743,616
  728,900   Kingfisher PLC ......................................      1,981,005
  165,573   National Grid PLC ...................................      2,446,762
1,402,700   Vodafone Group PLC ..................................      4,508,301
  256,100   William Morrison Supermarkets PLC ...................      1,483,880
                                                                    ------------
                                                                      29,387,407
                                                                    ------------
            TOTAL FOREIGN COMMON STOCKS
               (Cost $148,571,637) ..............................    169,445,203
                                                                    ------------
INVESTMENT COMPANY - 1.71%
2,963,650   SSgA Prime Money Market Fund ........................      2,963,650
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $2,963,650) ................................      2,963,650
                                                                    ------------
            TOTAL INVESTMENTS - 99.46%
               (Cost $151,535,287) ..............................    172,408,853
                                                                    ------------
            OTHER ASSETS
            NET OF LIABILITIES - 0.54% ..........................        928,879
                                                                    ------------
            NET ASSETS - 100.00% ................................   $173,337,732
                                                                    ============

----------
*      Non-income producing security.

ADR    American Depositary Receipt

CPO    Ordinary Participation Certificate

GDR    Global Depositary Receipt

PLC    Public Limited Company

SP ADR Sponsored American Depositary Receipt

Summary of inputs used to value the Fund's net assets as of May 31, 2008 is as follows (See Note 2):

                                                 INVESTMENTS
VALUATION INPUTS                                IN SECURITIES
----------------                                -------------
Level 1 - Quoted Prices                          $172,408,853
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                                 ------------
Total                                            $172,408,853
                                                 ============

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Banks ..........................................    13.63%
Energy .........................................    13.21%
Technology Hardware & Equipment ................    11.05%
Pharmaceuticals, Biotechnology & Life Science ..     7.85%
Food, Beverage & Tobacco .......................     7.70%
Materials ......................................     6.91%
Capital Goods ..................................     6.54%
Automobiles & Components .......................     5.18%
Telecommunication Services .....................     4.99%
Insurance ......................................     4.27%
Transportation .................................     2.95%
Consumer Durables & Apparel ....................     2.51%
Food & Staples Retailing .......................     2.49%
Diversified Financials .........................     1.69%
Utilities ......................................     1.63%
Semiconductors & Semiconductor Equipment .......     1.61%
Media ..........................................     1.44%
Retailing ......................................     1.30%
Real Estate ....................................     0.66%
Household & Personal Products ..................     0.14%
Other Assets Net of Liabilities ................     2.25%
                                                   ------
Total ..........................................   100.00%
                                                   ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2008 (UNAUDITED)

  SHARES                                                                VALUE
---------                                                           ------------
COMMON STOCKS - 98.10%
            CAPITAL GOODS - 11.16%
   34,110   Danaher Corp. .......................................   $  2,666,720
   47,956   General Dynamics Corp. ..............................      4,419,145
  333,316   General Electric Co. ................................     10,239,467
   87,887   Textron, Inc. .......................................      5,497,332
  105,371   United Technologies Corp. ...........................      7,485,556
                                                                    ------------
                                                                      30,308,220
                                                                    ------------
            CONSUMER DURABLES & APPAREL - 5.04%
   58,213   Fortune Brands, Inc. ................................      4,044,639
   61,703   Nike, Inc. ..........................................      4,218,634
   71,781   VF Corp. ............................................      5,433,822
                                                                    ------------
                                                                      13,697,095
                                                                    ------------
            CONSUMER SERVICES - 1.01%
   80,040   Darden Restaurants, Inc. ............................      2,741,370
                                                                    ------------
            DIVERSIFIED FINANCIALS - 8.47%
  163,572   Bank of America Corp. ...............................      5,563,084
  116,144   Bank of New York Mellon Corp. .......................      5,171,892
  117,274   JPMorgan Chase & Co. ................................      5,042,782
   61,555   Merrill Lynch & Co., Inc. ...........................      2,703,496
  102,255   Morgan Stanley ......................................      4,522,739
                                                                    ------------
                                                                      23,003,993
                                                                    ------------
            ENERGY - 12.06%
   69,552   BP PLC, SP ADR ......................................      5,043,215
   67,229   Chesapeake Energy Corp. .............................      3,682,132
   37,158   Devon Energy Corp. ..................................      4,308,098
  133,595   Marathon Oil Corp. ..................................      6,865,447
  168,114   Williams Cos., Inc. (The) ...........................      6,395,057
  101,518   XTO Energy, Inc. ....................................      6,458,575
                                                                    ------------
                                                                      32,752,524
                                                                    ------------
            FOOD & STAPLES RETAILING - 2.28%
  144,665   CVS Caremark Corp. ..................................      6,190,215
                                                                    ------------
            FOOD, BEVERAGE & TOBACCO - 1.49%
   59,115   PepsiCo, Inc. .......................................      4,037,554
                                                                    ------------
            HEALTH CARE EQUIPMENT & SERVICES - 4.91%
  102,640   Aetna, Inc. .........................................      4,840,502
   44,322   Express Scripts, Inc. * .............................      3,196,059
   34,872   Laboratory Corp. of America Holdings * ..............      2,573,205
   79,322   UnitedHealth Group, Inc. ............................      2,713,606
                                                                    ------------
                                                                      13,323,372
                                                                    ------------
            HOUSEHOLD & PERSONAL PRODUCTS - 2.26%
   92,900   Procter & Gamble Co. (The) ..........................      6,136,045
                                                                    ------------
            INSURANCE - 1.19%
   43,336   Prudential Financial, Inc. ..........................      3,237,199
                                                                    ------------
            MATERIALS - 6.24%
  214,036   Nalco Holding Co. ...................................      5,205,356
  108,520   Pactiv Corp. * ......................................      2,672,848
   63,000   Praxair, Inc. .......................................      5,988,780
  136,937   Valspar Corp. (The) .................................      3,089,299
                                                                    ------------
                                                                      16,956,283
                                                                    ------------

  SHARES                                                                VALUE
---------                                                           ------------
            MEDIA - 4.84%
  233,146   Comcast Corp., Class A ..............................   $  5,245,785
  121,944   Liberty Global, Inc., Class A * .....................      4,371,692
   84,630   McGraw-Hill Cos., Inc. (The) ........................      3,511,299
                                                                    ------------
                                                                      13,128,776
                                                                    ------------
            PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCE - 1.69%
   81,426   Abbott Laboratories .................................      4,588,355
                                                                    ------------
            REAL ESTATE -4.82%
  242,319   CapitalSource, Inc., REIT ...........................      3,722,020
  114,019   CB Richard Ellis Group, Inc., Class A * .............      2,560,867
   73,975   Developers Diversified Realty Corp., REIT ...........      2,935,328
   80,933   Ventas, Inc., REIT ..................................      3,857,267
                                                                    ------------
                                                                      13,075,482
                                                                    ------------
            RETAILING - 5.73%
  155,367   Advance Auto Parts, Inc. ............................      6,261,290
  169,667   Lowe's Cos., Inc. ...................................      4,072,008
   98,005   Target Corp. ........................................      5,229,547
                                                                    ------------
                                                                      15,562,845
                                                                    ------------
            SOFTWARE & SERVICES - 6.57%
   74,347   Accenture, Ltd., Class A ............................      3,034,845
   75,402   Fiserv, Inc. * ......................................      3,948,049
  155,165   Microsoft Corp. .....................................      4,394,273
  283,139   Oracle Corp. * ......................................      6,466,895
                                                                    ------------
                                                                      17,844,062
                                                                    ------------
            TECHNOLOGY HARDWARE & EQUIPMENT - 4.55%
  128,291   Hewlett-Packard Co. .................................      6,037,374
   48,783   International Business Machines Corp. ...............      6,313,984
                                                                    ------------
                                                                      12,351,358
                                                                    ------------
            TELECOMMUNICATION SERVICES - 3.94%
  131,989   AT&T Inc. ...........................................      5,266,361
  140,852   Verizon Communications, Inc. ........................      5,418,576
                                                                    ------------
                                                                      10,684,937
                                                                    ------------
            TRANSPORTATION - 1.68%
   67,576   Norfolk Southern Corp. ..............................      4,553,271
                                                                    ------------
            UTILITIES - 8.17%
   57,311   Constellation Energy Group, Inc. ....................      4,941,928
   62,448   Equitable Resources, Inc. ...........................      4,385,723
   69,043   Exelon Corp. ........................................      6,075,784
   59,920   FPL Group, Inc. .....................................      4,045,798
   54,780   ONEOK, Inc. .........................................      2,742,287
                                                                    ------------
                                                                      22,191,520
                                                                    ------------
            TOTAL COMMON STOCKS
               (Cost $218,769,954) ..............................    266,364,476
                                                                    ------------
INVESTMENT COMPANY - 1.81%
4,911,369   SSgA Prime Money Market Fund ........................      4,911,369
                                                                    ------------
            TOTAL INVESTMENT COMPANY
               (Cost $4,911,369) ................................      4,911,369
                                                                    ------------
            TOTAL INVESTMENTS - 99.91%
               (Cost $223,681,323) ..............................    271,275,845
                                                                    ------------
            OTHER ASSETS
            NET OF LIABILITIES - 0.09% ..........................        235,785
                                                                    ------------
            NET ASSETS - 100.00% ................................   $271,511,630
                                                                    ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2008 (UNAUDITED)

*       Non-income producing security.

PLC     Public Limited Company

REIT    Real Estate Investment Trust

SP ADR  Sponsored American Depositary Receipt

Summary of inputs used to value the Fund's net assets as of May 31, 2008 is as follows (See Note 2):

                                                 INVESTMENTS
VALUATION INPUTS                                IN SECURITIES
----------------                                -------------
Level 1 - Quoted Prices                          $271,275,845
Level 2 - Other Significant Observable Inputs              --
Level 3 - Significant Unobservable Inputs                  --
                                                 ------------
Total                                            $271,275,845
                                                 ============

                    INDUSTRY CONCENTRATION TABLE: (UNAUDITED)
                             (% of Total Net Assets)

Energy .............................    12.06%
Other Common Stocks ................    11.60%
Capital Goods ......................    11.16%
Diversified Financials .............     8.47%
Utilities ..........................     8.17%
Software & Services ................     6.57%
Materials ..........................     6.24%
Retailing ..........................     5.73%
Consumer Durables & Apparel ........     5.04%
Health Care Equipment & Services ...     4.91%
Media ..............................     4.84%
Real Estate ........................     4.82%
Technology Hardware & Equipment ....     4.55%
Telecommunication Services .........     3.94%
Other Assets Net Of Liabilities ....     1.90%
                                       ------
Total ..............................   100.00%
                                       ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2008 (UNAUDITED)

                                                                                             MID-CAP       MULTI-CAP
                                                                               GROWTH        GROWTH      GLOBAL VALUE
                                                                                FUND          FUND           FUND
                                                                            -----------   ------------   ------------
ASSETS:
Investments:
   Investments at cost ..................................................   $68,964,593   $262,241,819    $56,667,551
   Net unrealized appreciation ..........................................    10,915,305    120,557,066      1,027,141
                                                                            -----------   ------------    -----------
   Total investments at value ...........................................    79,879,898    382,798,885     57,694,692
                                                                            -----------   ------------    -----------
Cash ....................................................................         4,592             --             --
Foreign currency at value (cost $621,060) ...............................            --             --             --
Receivables:
   Investments sold .....................................................            --             --        286,105
   Fund shares sold .....................................................       172,932         68,100          7,000
   Dividends and interest ...............................................        70,262        172,898        194,508
   Dividend reclaims ....................................................         4,728             --        103,239
Other assets ............................................................         2,949         13,437          3,008
                                                                            -----------   ------------    -----------
   Total Assets .........................................................    80,135,361    383,053,320     58,288,552
                                                                            -----------   ------------    -----------
LIABILITIES:
Payables:
   To custodian .........................................................            --             --             --
   Investments purchased ................................................            --             --         60,738
   Fund shares repurchased ..............................................        30,443        926,360            195
   Advisory fees (Note 3) ...............................................        45,339        275,578         44,224
   Administration fees (Note 4) .........................................         3,646         16,894          2,561
   Audit fees ...........................................................         9,505         26,162          9,802
   Legal fees ...........................................................         4,586         23,087          5,648
   Transfer Agent fees (Note 4) .........................................           943          2,441            627
   Trustees fees (Note 5) ...............................................         1,751          8,021          1,641
   Distribution fees (Note 4) ...........................................         3,623             --             --
   Printing fees ........................................................        11,055          3,369          1,992
Accrued expenses and other payables .....................................        11,498          1,855          1,657
                                                                            -----------   ------------    -----------
   Total Liabilities ....................................................       122,389      1,283,767        129,085
                                                                            -----------   ------------    -----------
NET ASSETS ..............................................................   $80,012,972   $381,769,553    $58,159,467
                                                                            ===========   ============    ===========
NET ASSETS CONSIST OF:
Par value ...............................................................   $     8,386   $     34,050    $     4,797
Paid-in capital in excess of par value ..................................    64,962,013    229,169,512     50,284,823
Accumulated undistributed (distribution in excess of)
   net investment income ................................................         6,437       (662,603)     1,272,181
Accumulated net realized gain on investments sold and
   foreign currency transactions ........................................     4,120,831     32,671,528      5,565,736
Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currency ............    10,915,305    120,557,066      1,031,930
                                                                            -----------   ------------    -----------
TOTAL NET ASSETS ........................................................   $80,012,972   $381,769,553    $58,159,467
                                                                            ===========   ============    ===========
DISTRIBUTOR CLASS:
   Net Assets ...........................................................   $17,206,701            $--            $--
   Shares of beneficial interest outstanding (unlimited authorization) ..     1,825,153             --             --
                                                                            ===========   ============    ===========
      Net asset value, offering and redemption price per share
         (Net Assets/Shares Outstanding) ................................   $      9.43            $--            $--
                                                                            ===========   ============    ===========
INSTITUTIONAL CLASS:
   Net Assets ...........................................................   $62,806,271   $381,769,553    $58,159,467
   Shares of beneficial interest outstanding (unlimited authorization) ..     6,561,142     34,050,387      4,796,778
                                                                            ===========   ============    ===========
   Net asset value, offering and redemption price per share
      (Net Assets/Shares Outstanding) ...................................   $      9.57   $      11.21    $     12.12
                                                                            ===========   ============    ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                               EQUITY
                                                                            INTERNATIONAL      INCOME
                                                                                 FUND           FUND
                                                                            -------------   ------------
ASSETS:
Investments:
   Investments at cost ..................................................    $151,535,287   $223,681,323
   Net unrealized appreciation ..........................................      20,873,566     47,594,522
                                                                             ------------   ------------
   Total investments at value ...........................................     172,408,853    271,275,845
                                                                             ------------   ------------
Cash ....................................................................              --             --
Foreign currency at value (cost $621,060) ...............................         642,425             --
Receivables:
   Investments sold .....................................................       1,488,797             --
   Fund shares sold .....................................................              --        244,944
   Dividends and interest ...............................................       1,208,966        266,513
   Dividend reclaims ....................................................         147,955             --
Other assets ............................................................           6,428          8,196
                                                                             ------------   ------------
   Total Assets .........................................................     175,903,424    271,795,498
                                                                             ------------   ------------
LIABILITIES:
Payables:
   To custodian .........................................................         104,169             --
   Investments purchased ................................................       1,948,581             --
   Fund shares repurchased ..............................................         250,932         11,853
   Advisory fees (Note 3) ...............................................         171,297        195,013
   Administration fees (Note 4) .........................................          12,455          9,894
   Audit fees ...........................................................          18,038         23,963
   Legal fees ...........................................................          17,115         25,689
   Transfer Agent fees (Note 4) .........................................           1,530          1,140
   Trustees fees (Note 5) ...............................................           1,100          5,612
   Distribution fees (Note 4) ...........................................              --             --
   Printing fees ........................................................           3,112          2,927
Accrued expenses and other payables .....................................          37,363          7,777
                                                                             ------------   ------------
   Total Liabilities ....................................................       2,565,692        283,868
                                                                             ------------   ------------
NET ASSETS ..............................................................    $173,337,732   $271,511,630
                                                                             ============   ============
NET ASSETS CONSIST OF:
Par value ...............................................................    $     14,149   $     25,130
Paid-in capital in excess of par value ..................................     138,861,684    213,535,649
Accumulated undistributed (distribution in excess of)
   net investment income ................................................       2,800,420        680,410
Accumulated net realized gain on investments sold and
   foreign currency transactions ........................................      10,785,032      9,675,919
Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currency ............      20,876,447     47,594,522
                                                                             ------------   ------------
TOTAL NET ASSETS ........................................................    $173,337,732   $271,511,630
                                                                             ============   ============
DISTRIBUTOR CLASS:
   Net Assets ...........................................................    $         --   $         --
   Shares of beneficial interest outstanding (unlimited authorization) ..              --             --
                                                                             ============   ============
      Net asset value, offering and redemption price per share
         (Net Assets/Shares Outstanding) ................................    $         --   $         --
                                                                             ============   ============
INSTITUTIONAL CLASS:
   Net Assets ...........................................................    $173,337,732   $271,511,630
   Shares of beneficial interest outstanding (unlimited authorization) ..      14,149,180     25,129,998
                                                                             ============   ============
   Net asset value, offering and redemption price per share
      (Net Assets/Shares Outstanding) ...................................    $      12.25   $      10.80
                                                                             ============   ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

                                                                                             MID-CAP       MULTI-CAP
                                                                               GROWTH        GROWTH      GLOBAL VALUE
                                                                                FUND          FUND           FUND
                                                                            -----------   ------------   ------------
INVESTMENT INCOME:
   Dividends ............................................................       498,959      1,334,792      1,812,352
   Less: foreign taxes withheld .........................................       (11,435)            --       (113,500)
                                                                            -----------   ------------   ------------
   Total investment income ..............................................       487,524      1,334,792      1,698,852
                                                                            -----------   ------------   ------------
EXPENSES:
   Advisory fees (Note 3) ...............................................       341,941      1,706,581        328,898
   Administration fees (Note 4) .........................................        19,286         83,799         20,555
   Distribution fees (Note 4) ...........................................        21,919             --             --
   Custody fees .........................................................        13,102         15,132         28,734
   Transfer agent fees (Note 4) .........................................        19,641         25,020          8,342
   Registration and filing fees .........................................        16,788         21,225          9,025
   Professional fees ....................................................        28,143         85,612         21,544
   Printing fees ........................................................         9,089         16,996          3,047
   Trustees fees (Note 5) ...............................................         6,063         30,087          5,651
   Miscellaneous fees ...................................................         4,338         12,801            807
                                                                            -----------   ------------   ------------
   Total expenses before waiver .........................................       480,310      1,997,253        426,603
   Less expenses waived .................................................       (15,879)            --             --
                                                                            -----------   ------------   ------------
   Net expenses .........................................................       464,431      1,997,253        426,603
                                                                            -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ............................................        23,093       (662,461)     1,272,249
                                                                            -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions .........................     4,812,191     32,747,956      5,641,233
   Net realized gain (loss) on foreign currency transactions ............            --             --          6,791
   Net change in unrealized depreciation on investments(a) ..............    (7,953,490)   (53,502,310)   (11,777,824)
   Net change in unrealized appreciation (depreciation) on translation
      of assets and liabilities denominated in foreign currency .........            --             --          1,884
                                                                            -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..................    (3,141,299)   (20,754,354)    (6,127,916)
                                                                            -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $(3,118,206)  $(21,416,815)  $ (4,855,667)
                                                                            ===========   ============   ============

----------
(a) Change in unrealized appreciation / depreciation on securities for the International Fund are net of decreases in deferred foreign capital gains tax of $8,428.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                               EQUITY
                                                                            INTERNATIONAL      INCOME
                                                                                 FUND           FUND
                                                                            -------------   ------------
INVESTMENT INCOME:
   Dividends ............................................................       4,537,217      2,481,991
   Less: foreign taxes withheld .........................................        (446,904)            --
                                                                             ------------   ------------
   Total investment income ..............................................       4,090,313      2,481,991
                                                                             ------------   ------------
EXPENSES:
   Advisory fees (Note 3) ...............................................       1,067,526      1,135,066
   Administration fees (Note 4) .........................................          56,645         56,507
   Distribution fees (Note 4) ...........................................              --             --
   Custody fees .........................................................          64,792          4,382
   Transfer agent fees (Note 4) .........................................          14,246         17,389
   Registration and filing fees .........................................          12,017         11,111
   Professional fees ....................................................          44,966         63,808
   Printing fees ........................................................           7,773         10,487
   Trustees fees (Note 5) ...............................................          11,213         20,035
   Miscellaneous fees ...................................................           1,422          3,233
                                                                             ------------   ------------
   Total expenses before waiver .........................................       1,280,600      1,322,018
   Less expenses waived .................................................              --             --
                                                                             ------------   ------------
   Net expenses .........................................................       1,280,600      1,322,018
                                                                             ------------   ------------
NET INVESTMENT INCOME (LOSS) ............................................       2,809,713      1,159,973
                                                                             ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions .........................      11,023,569     11,570,911
   Net realized gain (loss) on foreign currency transactions ............         (92,358)            --
   Net change in unrealized depreciation on investments(a) ..............     (24,584,020)   (10,610,611)
   Net change in unrealized appreciation (depreciation) on translation
      of assets and liabilities denominated in foreign currency .........         (22,552)            --
                                                                             ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..................     (13,675,361)       960,300
                                                                             ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........    $(10,865,648)  $  2,120,273
                                                                             ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   MID-CAP
                                                                                   GROWTH
                                                 GROWTH FUND                        FUND
                                        -----------------------------  ------------------------------
                                        SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                          MAY 31, 2008   NOVEMBER 30,    MAY 31, 2008    NOVEMBER 30,
                                          (UNAUDITED)        2007        (UNAUDITED)        2007
                                        ---------------- ------------  ---------------- -------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss) .......   $     23,093   $    188,798    $   (662,461)  $      21,667
   Net realized gain on investments
      and foreign currency
      transactions ....................      4,812,191     23,666,425      32,747,956      81,458,089
   Net change in unrealized
      appreciation (depreciation) on
      investments and translation of
      assets and liabilities
      denominated in foreign
      currency ........................     (7,953,490)    11,481,927     (53,502,310)    154,117,928
                                          ------------   ------------    ------------   -------------
Net increase (decrease) in net assets
   resulting from operations ..........     (3,118,206)    35,337,150     (21,416,815)    235,597,684
                                          ------------   ------------    ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Distributor Class ...............         (1,225)            --              --              --
      Institutional Class .............       (204,229)            --         (21,809)             --
   From realized gains on investments:
      Distributor Class ...............     (5,543,717)      (251,802)             --              --
      Institutional Class .............    (18,628,414)      (804,105)    (81,152,806)             --
                                          ------------   ------------    ------------   -------------
Total Distributions ...................    (24,377,585)    (1,055,907)    (81,174,615)             --
                                          ------------   ------------    ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
      Distributor Class ...............        368,267        949,343              --              --
      Institutional Class .............     10,024,148      6,894,282      17,944,123      29,820,080
   Dividends reinvested:
      Distributor Class ...............      5,504,374        249,955              --              --
      Institutional Class .............     18,452,783        803,749      79,525,682              --
   Cost of shares redeemed:
      Distributor Class ...............     (1,832,179)   (12,354,827)             --              --
      Institutional Class .............    (18,464,385)   (38,595,933)    (65,928,817)   (145,749,064)
   Subscription in kind (Note 1)
      Institutional Class .............             --     50,493,463              --     225,189,751
                                          ------------   ------------    ------------   -------------
Change in net assets from capital share
   transactions .......................     14,053,008      8,440,032      31,540,988     109,260,767
                                          ------------   ------------    ------------   -------------
Net change in net assets ..............    (13,442,783)    42,721,275     (71,050,442)    344,858,451
NET ASSETS:
   Beginning of Period ................     93,455,755     50,734,480     452,819,995     107,961,544
                                          ------------   ------------    ------------   -------------
   End of period (including line A) ...   $ 80,012,972   $ 93,455,755    $381,769,553   $ 452,819,995
                                          ============   ============    ============   =============
(A) Undistributed (distributions
   in excess of) net investment
   income .............................   $      6,437   $    188,798    $   (662,603)  $      21,667
                                          ============   ============    ============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
      Issued ..........................         39,355         73,400              --              --
      Reinvested ......................        553,760         20,174              --              --
      Redeemed ........................       (193,008)      (970,629)             --              --
   Institutional Class:
      Issued ..........................      1,071,054        530,977       1,641,077       2,153,306
      Reinvested ......................      1,830,633         64,197       6,638,204              --
      Redeemed ........................     (1,669,800)    (3,013,635)     (5,874,734)    (10,977,371)
      Subscription in kind (Note 1) ...             --      5,925,037              --      31,928,448
                                          ------------   ------------    ------------   -------------
Net increase (decrease) in share
   transactions .......................      1,631,994      2,629,521       2,404,547      23,104,383
                                          ============   ============    ============   =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  MULTI-CAP
                                                 GLOBAL VALUE                  INTERNATIONAL                  EQUITY INCOME
                                                     FUND                           FUND                           FUND
                                        -----------------------------  -----------------------------  -----------------------------
                                        SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                          MAY 31, 2008   NOVEMBER 30,    MAY 31, 2008   NOVEMBER 30,    MAY 31, 2008   NOVEMBER 30,
                                           (UNAUDITED)      2007         (UNAUDITED)       2007         (UNAUDITED)        2007
                                        ---------------- ------------  ---------------- ------------  ---------------- ------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss) .......   $  1,272,249   $    953,280    $  2,809,713   $  2,689,121    $  1,159,973   $  3,022,997
   Net realized gain on investments
      and foreign currency
      transactions ....................      5,648,024     13,414,923      10,931,211     34,374,886      11,570,911     24,025,945
   Net change in unrealized
      appreciation (depreciation) on
      investments and translation of
      assets and liabilities
      denominated in foreign
      currency ........................    (11,775,940)     7,508,693     (24,606,572)   (12,007,021)    (10,610,611)    54,005,504
                                          ------------   ------------    ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   resulting from operations ..........     (4,855,667)    21,876,896     (10,865,648)    25,056,986       2,120,273     81,054,446
                                          ------------   ------------    ------------   ------------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
      Distributor Class ...............             --             --              --             --              --             --
      Institutional Class .............       (897,825)        (5,457)     (2,519,040)      (136,127)     (3,214,010)      (383,416)
   From realized gains on investments:
      Distributor Class ...............             --             --              --             --              --             --
      Institutional Class .............    (13,435,719)      (209,543)    (34,585,584)      (551,923)    (25,450,721)            --
                                          ------------   ------------    ------------   ------------    ------------   ------------
Total Distributions ...................    (14,333,544)      (215,000)    (37,104,624)      (688,050)    (28,664,731)      (383,416)
                                          ------------   ------------    ------------   ------------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
      Distributor Class ...............             --             --              --             --              --             --
      Institutional Class .............      1,730,582     40,338,124      11,103,548     26,905,540      18,985,952     44,721,543
   Dividends reinvested:
      Distributor Class ...............             --             --              --             --              --             --
      Institutional Class .............     13,163,281        208,357      33,233,990        542,531      25,980,788         52,463
   Cost of shares redeemed:
      Distributor Class ...............             --             --              --             --              --             --
      Institutional Class .............    (43,047,535)   (20,702,009)    (39,133,520)   (31,962,610)    (31,756,484)   (63,490,972)
   Subscription in kind (Note 1)
      Institutional Class .............             --     33,237,431              --             --              --    173,691,180
                                          ------------   ------------    ------------   ------------    ------------   ------------
Change in net assets from capital share
   transactions .......................    (28,153,672)    53,081,903       5,204,018     (4,514,539)     13,210,256    154,974,214
                                          ------------   ------------    ------------   ------------    ------------   ------------
Net change in net assets ..............    (47,342,883)    74,743,799     (42,766,254)    19,854,397     (13,334,202)   235,645,244
NET ASSETS:
   Beginning of Period ................    105,502,350     30,758,551     216,103,986    196,249,589     284,845,832     49,200,588
                                          ------------   ------------    ------------   ------------    ------------   ------------
   End of period (including line A) ...   $ 58,159,467   $105,502,350    $173,337,732   $216,103,986    $271,511,630   $284,845,832
                                          ============   ============    ============   ============    ============   ============
(A) Undistributed (distributions
   in excess of) net investment
   income .............................   $  1,272,181   $    897,757    $  2,800,420   $  2,509,747    $    680,410   $  2,734,447
                                          ============   ============    ============   ============    ============   ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
      Issued ..........................             --             --              --             --              --             --
      Reinvested ......................             --             --              --             --              --             --
      Redeemed ........................             --             --              --             --              --             --
   Institutional Class:
      Issued ..........................        141,956      2,839,659         963,344      1,805,627       1,832,649      3,806,138
      Reinvested ......................      1,086,976         15,705       2,618,912         37,917       2,412,329          4,676
      Redeemed ........................     (3,750,484)    (1,443,733)     (3,301,168)    (2,116,398)     (3,065,167)    (5,499,327)
      Subscription in kind (Note 1) ...             --      3,518,127              --             --              --     21,167,852
                                          ------------   ------------    ------------   ------------    ------------   ------------
Net increase (decrease) in share
   transactions .......................     (2,521,552)     4,929,758         281,088       (272,854)      1,179,811     19,479,339
                                          ============   ============    ============   ============    ============   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                           GROWTH FUND - DISTRIBUTOR CLASS
                                                       ----------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED                      YEARS ENDED NOVEMBER 30,
                                                       MAY 31, 2008   -------------------------------------------------------
                                                        (UNAUDITED)     2007         2006       2005       2004        2003
                                                       ------------   --------     --------    -------    -------    --------
NET ASSET VALUE,
Beginning of Period ................................   $ 13.69        $ 12.24      $  15.15    $ 15.50    $ 15.63    $  13.55
                                                       -------        -------      --------    -------    -------    --------
Income (loss) from Investment Operations:
   Net investment income (loss) ....................     (0.01)         --(a)         (0.02)     (0.05)     (0.05)      (0.10)
   Net realized and unrealized gain (loss)
      on investment transactions ...................     (0.31)          1.56          0.49       1.11      (0.08)       2.18
                                                       -------        -------      --------    -------    -------    --------
   Total income (loss) from investment operations ..     (0.32)          1.56          0.47       1.06      (0.13)       2.08
                                                       -------        -------      --------    -------    -------    --------
Less Distributions from:
   Realized gains ..................................     (3.94)         (0.11)        (3.38)     (1.41)        --          --
                                                       -------        -------      --------    -------    -------    --------
Total Distributions ................................     (3.94)         (0.11)        (3.38)     (1.41)        --          --
                                                       -------        -------      --------    -------    -------    --------
Net change in net asset value per share ............     (4.26)          1.45         (2.91)     (0.35)     (0.13)       2.08
                                                       -------        -------      --------    -------    -------    --------
NET ASSET VALUE,
   End of Period ...................................   $  9.43        $ 13.69      $  12.24    $ 15.15    $ 15.50    $  15.63
                                                       =======        =======      ========    =======    =======    ========
Total Return(b) ....................................     (3.77)%(c)     12.80%         3.67%      7.19%     (0.83)%     15.35%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) .....   $17,207        $19,515      $ 28,182    $50,744    $80,277    $161,771
Ratios to average net assets:
   Expenses before waivers/recoupment ..............      1.39%(d)       1.34%         1.61%      1.50%      1.51%       1.54%
   Expenses after waivers/recoupment ...............      1.35%(d)       1.35%         1.35%      1.35%      1.39%       1.39%
   Net investment loss (after waivers/recoupment) ..     (0.14)%(d)     (0.01)%       (0.15)%    (0.27)%    (0.22)%     (0.70)%
Portfolio Turnover Rate ............................        18%(c)         92%(e)        38%        36%        41%         14%(f)

----------
(a)  Represents less than $0.005 per share.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)  Not annualized.

(d)  Annualized.

(e)  Portfolio turnover rate excludes the effect of the subscription in-kind.

(f)  Portfolio turnover rate excludes the effect of the redemption in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                           GROWTH FUND - INSTITUTIONAL CLASS
                                                       -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED               YEARS ENDED NOVEMBER 30,             PERIOD ENDED
                                                       MAY 31, 2008   ------------------------------------------    NOVEMBER 30,
                                                        (UNAUDITED)     2007         2006       2005       2004        2003(a)
                                                       ------------   --------     --------   --------   -------    ------------
NET ASSET VALUE,
Beginning of Period ................................   $ 13.87        $ 12.37      $ 15.24    $ 15.55    $ 15.63     $ 14.72
                                                       -------        -------      -------    -------    -------     -------
Income (loss) from Investment
   Operations:
   Net investment income (loss) ....................      0.01           0.04         0.02      --(b)      --(b)       (0.02)
   Net realized and unrealized gain (loss)
      on investment transactions ...................     (0.33)          1.57         0.49       1.10      (0.08)       0.93
                                                       -------        -------      -------    -------    -------     -------
   Total income (loss) from investment operations ..     (0.32)          1.61         0.51       1.10      (0.08)       0.91
                                                       -------        -------      -------    -------    -------     -------
Less Distributions from:
   Net investment income ...........................     (0.04)            --           --         --         --          --
   Realized gains ..................................     (3.94)         (0.11)       (3.38)     (1.41)        --          --
                                                       -------        -------      -------    -------    -------     -------
   Total Distributions .............................     (3.98)         (0.11)       (3.38)     (1.41)        --          --
                                                       -------        -------      -------    -------    -------     -------
Net change in net asset value per share ............     (4.30)          1.50        (2.87)     (0.31)     (0.08)       0.91
                                                       -------        -------      -------    -------    -------     -------
NET ASSET VALUE,
   End of Period ...................................   $  9.57        $ 13.87      $ 12.37    $ 15.24    $ 15.55     $ 15.63
                                                       =======        =======      =======    =======    =======     =======
Total Return(c) ....................................     (3.70)%(d)     13.07%        3.94%      7.45%     (0.51)%      6.18%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) .....   $62,806        $73,941      $22,552    $24,881    $40,785     $17,519
Ratios to average net assets:
   Expenses before waivers/recoupment ..............      1.14%(e)       1.09%        1.36%      1.25%      1.26%       1.29%
   Expenses after waivers/recoupment ...............      1.10%(e)       1.10%        1.10%      1.10%      1.14%       1.14%
   Net investment income (loss)
      (after waivers/recoupment) ...................      0.11%(e)       0.24%        0.10%     (0.02)%     0.03%      (0.56)%
Portfolio Turnover Rate ............................        18%(d)         92%(f)       38%        36%        41%         14%(g)

----------
(a) Atlantic Whitehall Growth Fund, Institutional Class commenced investment operations on August 20, 2003.

(b)  Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)  Not Annualized.

(e)  Annualized.

(f)  Portfolio turnover rate excludes the effect of the subscription in-kind.

(g)  Portfolio turnover rate excludes the effect of the redemption in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                   MID-CAP GROWTH FUND - INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED           YEARS ENDED NOVEMBER 30,         PERIOD ENDED
                                                       MAY 31, 2008   ----------------------------------     NOVEMBER 30
                                                        (UNAUDITED)     2007          2006        2005         2004(a)
                                                       ------------   --------      --------    --------    ------------
NET ASSET VALUE,
Beginning of Period ................................   $  14.31       $  12.64      $  11.69    $  10.65     $ 10.00
                                                       --------       --------      --------    --------     -------
Income from Investment Operations:
   Net investment income (loss) ....................      (0.02)            --(b)      (0.05)      (0.05)      (0.05)
   Net realized and unrealized gain on investment
      transactions .................................      (0.48)          1.67          1.00        1.09        0.70
                                                       --------       --------      --------    --------     -------
   Total income from investment operations .........      (0.50)          1.67          0.95        1.04        0.65
                                                       --------       --------      --------    --------     -------
Less Distributions from:
   Net investment income ...........................      --(b)             --            --          --          --
   Realized gains ..................................      (2.60)            --            --          --          --
                                                       --------       --------      --------    --------     -------
   Total Distributions .............................      (2.60)            --            --          --          --
                                                       --------       --------      --------    --------     -------
   Net change in net asset value per share .........      (3.10)          1.67          0.95        1.04        0.65
                                                       --------       --------      --------    --------     -------
NET ASSET VALUE,
    End of Period ..................................   $  11.21       $  14.31      $  12.64    $  11.69     $ 10.65
                                                       ========       ========      ========    ========     =======
Total Return(c) ....................................      (4.63)%(d)     13.21%         8.13%       9.77%       6.50%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) .....   $381,770       $452,820      $107,962    $100,385     $46,358
Ratios to average net assets:
   Expenses before waivers .........................       0.99%(e)       0.99%         1.24%       1.23%       1.30%
   Expenses after waivers ..........................       0.99%(e)       0.99%         1.21%       1.23%       1.30%
   Net investment income (loss) (after waivers) ....     (0.33)%(e)       0.00%(f)     (0.42)%     (0.67)%     (0.81)%
Portfolio Turnover Rate ............................         12%(d)         44%(g)        30%         25%         18%(d)

----------
(a) Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class commenced investment operations on March 1, 2004.

(b)  Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)  Not Annualized.

(e)  Annualized.

(f)  Represents less than 0.005% per share.

(g)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                               MULTI-CAP GLOBAL VALUE FUND - INSTITUTIONAL CLASS
                                                           ------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED           YEARS ENDED NOVEMBER 30,     PERIOD ENDED
                                                           MAY 31, 2008  --------------------------------   NOVEMBER 30
                                                            (UNAUDITED)    2007          2006      2005       2004(a)
                                                           ------------  --------      --------  --------  ------------
NET ASSET VALUE,
Beginning of Period ....................................   $ 14.42       $  12.88      $ 11.27   $ 10.40   $ 10.00
                                                           -------       --------      -------   -------   -------

Income from Investment Operations:
   Net investment income ...............................      0.27           0.13         0.05      0.05      0.04
   Net realized and unrealized gain on investment and
      foreign currency transactions ....................     (0.51)          1.45         2.92      0.87      0.36
                                                           -------       --------      -------   -------   -------
   Total income from investment operations .............     (0.24)          1.58         2.97      0.92      0.40
                                                           -------       --------      -------   -------   -------
Less Distributions from:

   Net investment income ...............................     (0.13)            --(b)     (0.08)    (0.04)       --
   Realized gains ......................................     (1.93)         (0.04)       (1.28)    (0.01)       --
                                                           -------       --------      -------   -------   -------
   Total Distributions .................................     (2.06)         (0.04)       (1.36)    (0.05)       --
                                                           -------       --------      -------   -------   -------
   Net change in net asset value per share .............     (2.30)          1.54         1.61      0.87      0.40
                                                           -------       --------      -------   -------   -------
NET ASSET VALUE,

   End of Period .......................................   $ 12.12       $  14.42      $ 12.88   $ 11.27   $ 10.40
                                                           =======       ========      =======   =======   =======
Total Return(c) ........................................     (1.68)%(d)     12.26%       27.78%     8.91%     4.00%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) .........   $58,159       $105,502      $30,759   $18,919   $18,548
Ratios to average net assets:
   Expenses before waivers/recoupment ..................      1.17%(e)       1.14%        1.67%     1.64%     1.54%
   Expenses after waivers/recoupment ...................      1.17%(e)       1.22%        1.30%     1.30%     1.30%
   Net investment income (after waivers/recoupment) ....      3.48%(e)       0.95%        0.45%     0.39%     0.49%
Portfolio Turnover Rate ................................        15%(d)         74%(f)       59%       59%       76%(d)

----------
(a) Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class commenced investment operations on March 1, 2004.

(b)  Represents less than $0.005 per share.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(d)  Not Annualized.

(e)  Annualized.

(f)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                             INTERNATIONAL FUND - INSTITUTIONAL CLASS
                                            -----------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                YEARS ENDED NOVEMBER 30,          PERIOD ENDED
                                             MAY 31, 2008  ------------------------------------------  NOVEMBER 30,
                                             (UNAUDITED)     2007        2006      2005       2004        2003(a)
                                            -------------  ---------  ---------  ---------  ---------  ------------
NET ASSET VALUE,
Beginning of Period .....................   $  15.58       $  13.88   $  13.65   $  13.01   $  10.55   $  10.00
                                            --------       --------   --------   --------   --------   --------
Income from Investment Operations:
   Net investment income ................       0.20           0.19       0.24       0.17       0.11       0.01
   Net realized and unrealized gain on
      investment and foreign currency
      transactions ......................      (0.85)          1.56       3.12       1.09       2.40       0.54
                                            --------       --------   --------   --------   --------   --------
   Total income from investment
      operations ........................      (0.65)          1.75       3.36       1.26       2.51       0.55
                                            --------       --------   --------   --------   --------   --------
Less Distributions from:
   Net investment income ................      (0.18)         (0.01)     (0.38)     (0.10)        --         --
   Realized gains .......................      (2.50)         (0.04)     (2.75)     (0.52)     (0.05)        --
                                            --------       --------   --------   --------   --------   --------
   Total Distributions ..................      (2.68)         (0.05)     (3.13)     (0.62)     (0.05)        --
                                            --------       --------   --------   --------   --------   --------
   Net change in net asset value per
      share .............................      (3.33)          1.70       0.23       0.64       2.46       0.55
                                            --------       --------   --------   --------   --------   --------
NET ASSET VALUE,
   End of Period ........................   $  12.25       $  15.58   $  13.88   $  13.65   $  13.01   $  10.55
                                            ========       ========   ========   ========   ========   ========
Total Return(b) .........................      (4.78)%(c)     12.63%     27.06%      9.96%     23.88%      5.50%(c)
Ratios/Supplemental Data:
Net Assets at the end of period
   (in thousands) .......................   $173,338       $216,104   $196,250   $181,892   $187,470   $157,864
Ratios to average net assets:
   Expenses before waivers/
      recoupment ........................       1.38%(d)       1.38%      1.54%      1.53%      1.60%      1.50%
   Expenses after waivers/recoupment ....       1.38%(d)       1.40%      1.50%      1.53%      1.60%      1.50%
   Net investment income (after
      waivers/recoupment) ...............       3.03%(d)       1.26%      1.70%      1.16%      0.94%      0.26%
Portfolio Turnover Rate .................         20%(c)         34%        17%        34%        37%        12%(c)

----------
(a) Atlantic Whitehall International Fund, Institutional Class commenced investment operations on September 5, 2003.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)  Not Annualized.

(d)  Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS

                                                                 EQUITY INCOME FUND-INSTITUTIONAL CLASS
                                                                 --------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED     YEARS ENDED NOVEMBER 30,
                                                                 MAY 31, 2008  ------------------------
                                                                 (UNAUDITED)       2007       2006(a)
                                                                 ------------  ------------  ----------
NET ASSET VALUE,
Beginning of Period ..........................................   $  11.89      $  11.00      $ 10.00
                                                                 --------      --------      -------
Income from Investment Operations:
   Net investment income .....................................       0.06          0.11         0.08
   Net realized and unrealized gain on investment transactions       0.05          0.80         0.99
                                                                 --------      --------      -------
   Total gain from investment operations .....................       0.11          0.91         1.07
                                                                 --------      --------      -------
Less Distributions from:
   Net investment income .....................................      (0.13)        (0.02)       (0.07)
   Realized gains ............................................      (1.07)           --           --
                                                                 --------      --------      -------
   Total Distributions .......................................      (1.20)        (0.02)       (0.07)
                                                                 --------      --------      -------
Net change in net asset value per share ......................      (1.09)         0.89         1.00
                                                                 --------      --------      -------
NET ASSET VALUE,
   End of Period ............................................    $  10.80      $  11.89      $ 11.00
                                                                 ========      ========      =======
Total Return(b) ..............................................       0.97%(c)      8.14%       10.87%
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands) ...............   $271,512      $284,846      $49,201
Ratios to average net assets:
   Expenses before waivers/recoupment ........................       0.99%(d)      1.01%        1.64%
   Expenses after waivers/recoupment .........................       0.99%(d)      1.05%        1.10%
   Net investment income (after waivers and recoupment) ......       1.07%(d)      1.08%        1.32%
Portfolio Turnover Rate ......................................         18%(c)        95%(e)       43%

----------
(a) Atlantic Whitehall Equity Income Fund, Institutional Class commenced investment operations on December 1, 2005.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not affect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(c)  Not annualized.

(d)  Annualized.

(e)  Portfolio turnover rate excludes the effect of the subscription in-kind.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

NOTE 1 -- ORGANIZATION. Atlantic Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Trust consists of five separate investment portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund (individually, a "Fund," and collectively, the "Funds"). Growth Fund is authorized to issue two classes of shares (Distributor Class and Institutional Class) and Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund are each authorized to issue one class of shares (Institutional Class). Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions. These financial statements include the Trust's active portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund.

At meetings on May 3, 2006 and July 26, 2006, the Board of Trustees of the Trust considered and approved certain tax-free exchanges (the "Reorganizations") that had the effect of transferring the net assets of various common trust funds ("CTFs") for which Atlantic Trust Company, N.A. serves as trustee and adviser into the Growth Fund, Mid-Cap Growth Fund, Multi-Cap Value Fund and Equity Income Fund. The Reorganizations occurred on December 1, 2006. A list of each of the CTFs and the Funds into which the CTF assets were transferred is set forth below.

                                                                                       PURCHASE       SHARES
CTF FUND                                             ATLANTIC WHITEHALL FUND            AMOUNT        ISSUED
--------                                       -----------------------------------   ------------   ----------
Atlantic Trust Large-Cap Fund                  Atlantic Whitehall Growth Fund,
                                               Institutional Class                   $ 70,066,095    5,691,803

Atlantic Trust Retirement Growth Fund          Atlantic Whitehall Growth Fund,
                                               Institutional Class                      2,875,047      233,554

Atlantic Trust Mid-Cap Growth Fund             Atlantic Whitehall Mid-Cap Growth
                                               Fund, Institutional Class              390,628,674   31,076,267

Atlantic Trust Retirement Mid-Cap              Atlantic Whitehall Mid-Cap Growth
   Growth Fund                                 Fund, Institutional Class               10,711,909      852,181

Atlantic Trust Multi-Cap Global Value Fund     Atlantic Whitehall Multi-Cap Global
                                               Value Fund, Institutional Class         38,129,931    2,962,699

Atlantic Trust Retirement Multi-Cap            Atlantic Whitehall Multi-Cap Global
   Global Value Fund                           Value Fund, Institutional Class          7,148,361      555,428

Atlantic Trust Equity Income Fund              Atlantic Whitehall Equity Income
                                               Fund, Institutional Class              225,322,530   20,502,505

Atlantic Trust Retirement Equity Income Fund   Atlantic Whitehall Equity Income
                                               Fund, Institutional Class                7,312,161      665,347

The Reorganizations resulted in a subscription in-kind for each of the Funds listed above, which was comprised of the following:

                                                                         TOTAL          UNREALIZED
                                          COST OF                   SUBSCRIPTION-IN    APPRECIATION
FUND                                    SECURITIES        CASH           KIND         (DEPRECIATION)
----                                   ------------   -----------   ---------------   --------------
Growth Fund                            $ 48,792,787   $ 1,700,676    $ 50,493,463      $ 22,447,678
Mid-Cap Growth Fund                     220,074,681     5,115,070     225,189,751       176,150,832
Multi-Cap Global Value Fund              30,839,482     2,397,949      33,237,431        12,040,861
Equity Income Fund                      166,947,275     6,743,905     173,691,180        58,943,510

Expenses related to the Reorganizations were funded by both Stein Roe Investment Counsel, Inc. (the "Adviser") and the Funds affected by the Reorganizations (allocated on an asset-weighted basis). To the extent a Fund's existing expense cap precluded the Fund from bearing some of the costs, the Adviser paid the Fund's allocated portion. Expenses related to the Reorganizations totaling $150,416 were accrued during the 2006 fiscal year and paid in the 2007 fiscal year.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) PORTFOLIO VALUATIONS: Securities are valued using market quotations. Securities listed on an exchange are valued on the basis of the last sale price or NASDAQ official closing price ("NOCP"), when appropriate. If the last sale price or NOCP is not reported, the current bid price is used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by or under the general supervision of the Board of Trustees. A Fund will use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not "readily available." The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event that materially affects the value of the security

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED) (CONTINUED)

     occurs after the closing price or the latest bid price is obtained from an exchange that closes before a Fund calculates its net asset value. The Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. To determine the appropriate valuation method, the following factors that may be considered include the following: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; (c) the evaluation of the forces which influence the market in which the securities are purchased; and (d) any other relevant factors. With respect to fair value of securities traded on foreign markets, the following factors may also be relevant: (a) value of foreign securities traded on foreign markets; (b) American Depository Receipts ("ADR") trading; (c) closed-end fund trading; (d) foreign currency exchange activity; and (e) trading of financial products that are tied to baskets of foreign securities. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is what ultimately might be realized in a disposition of the security. Investments in money market funds are valued at their net asset value as reported by the underlying fund.

     Multi-Cap Global Value Fund and International Fund may review U.S. market moves after the close of foreign markets to assist with the decision whether to substitute fair values for foreign security market prices. When fair values are substituted for foreign security market prices, fair values are obtained from an independent service provider that applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security reviewed as part of this process.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

     To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges. However, when an event occurs after a foreign security is valued that is likely to change that security's value, the fair value of that security will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day.

     In September 2006, the Statement of Financial Accounting Standards Board No. 157, Fair Value Measurements ("FAS 157") was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

          - Level 1 - quoted prices in active markets for identical securities

          - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 - significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of May 31, 2008 is included with each Fund's Schedule of Investments.

     (B) REPURCHASE AGREEMENTS: The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Board of Trustees, present a minimum risk of bankruptcy. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The Adviser, will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. If the seller should default on its obligation to repurchase the security, a Fund may experience a decrease in value, from the security, problems in exercising its rights to the underlying security and costs and time delays in connection with the disposition of the security. The Funds had no repurchase agreements outstanding at May 31, 2008.

     (C) SECURITIES TRANSACTIONS AND RELATED INCOME: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and dividend reclaims are recognized on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed, are recognized as soon as the Fund is informed of the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated to the separate classes of shares based upon the relative net assets of each class.

ATLANTIC WHITEHALL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED) (CONTINUED)

     (D) EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In addition, non-class specific expenses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and primarily relate to distribution fees for Growth Fund.

     (E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Each Fund may declare and pay dividends from net investment income annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. The amount of dividends and distributions are recorded by the Funds on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     The tax character of distributions paid during fiscal 2007 and 2006 were as follows:

                                       DISTRIBUTIONS PAID IN 2007    DISTRIBUTIONS PAID IN 2006
                                     -----------------------------   --------------------------
                                        ORDINARY       LONG-TERM      ORDINARY       LONG-TERM
FUND                                    INCOME*      CAPITAL GAINS     INCOME*    CAPITAL GAINS
----                                 -------------   -------------   ----------   -------------
Growth Fund ......................      $     --      $1,055,907     $  344,635    $14,148,810
Multi-Cap Global Value Fund ......       209,781           5,219        967,575      1,711,733
International Fund ...............       136,127         551,923      6,864,763     34,128,863
Equity Income Fund ...............       383,416              --        302,769             --

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

                                        ACCUMULATED     UNDISTRIBUTED
                                          CAPITAL          ORDINARY      UNDISTRIBUTED     UNREALIZED
FUND                                 AND OTHER LOSSES       INCOME*     LONG-TERM GAIN   APPRECIATION
----                                 ----------------   -------------   --------------   ------------
Growth Fund ......................     $  (478,173)      $   629,219      $23,731,733    $ 18,655,585
Mid-Cap Growth Fund ..............              --            21,667       81,152,721     173,983,033
Multi-Cap Global Value Fund ......              --         3,052,982       11,280,520      12,725,555
International Fund ...............          (9,272)        3,403,910       33,700,707      45,336,826
Equity Income Fund ...............      (1,839,779)        2,987,738       25,197,491      58,149,859

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

     Book/tax differences are primarily attributable to wash sales.

     (F) FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     Each Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("the Interpretation"), on the first day of the Funds' fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the Funds' financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is each Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. As of May 31, 2008, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no material impact resulting from the adoption of this Interpratation on the Funds' financial statements.

     (G) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using a current 4:00 PM Eastern Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

     (H) FORWARD FOREIGN CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED) (CONTINUED)

     fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency transactions outstanding at May 31, 2008.

     (I) FOREIGN SECURITIES: Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation (including potentially confiscatory levels of taxation), auditing and other financial practices. Emerging market securities typically present even greater exposure to these same risks. Stock markets in emerging market countries also tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability.

     (J) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

     (K) RECENTLY ISSUED ACCOUNTING STANDARDS: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

NOTE 3 -- ADVISORY FEES. The Adviser, an affiliate of INVESCO PLC (formerly AMVESCAP PLC) ("INVESCO"), provides investment advisory services to the Funds.

Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% for Growth Fund, Mid-Cap Growth Fund and Equity Income Fund, 0.90% for Multi-Cap Global Value Fund and 1.15% for International Fund. The Adviser contractually agreed to waive its advisory fee and/or reimburse expenses through March 31, 2009 to the extent necessary to maintain net expenses for each class of each Fund, as follows:

                                  CONTRACTUAL EXPENSE LIMITATIONS
                              ---------------------------------------
FUND                          DISTRIBUTOR CLASS   INSTITUTIONAL CLASS
----                          -----------------   -------------------
Growth Fund                         1.35%                1.10%
Mid-Cap Growth Fund                  N/A                 1.30%
Multi-Cap Global Value Fund          N/A                 1.30%
International Fund                   N/A                 1.50%
Equity Income Fund                   N/A                 1.10%

This resulted in the Adviser waiving $15,879 in advisory fees for the Growth
Fund.

As of May 31, 2008, the Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund were below their contractual expense limitation with their expense ratios at 0.99%, 1.17%, 1.38% and 0.99%, respectively.

The Adviser received advisory fees, net of waiver, of $326,062, $1,706,581, $328,898, $1,067,526 and $1,135,066 for Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund respectively, for the six months ended May 31, 2008. Any waivers and/or reimbursements made by the Adviser with respect to the Funds are no longer subject to recoupment.

AIM Funds Management, Inc. ("AIM") serves as sub-adviser to Multi-Cap Global Value Fund. INVESCO Global Asset Management (N.A.) ("IGAM") serves as sub-adviser to International Fund. AIM and IGAM are subsidiaries of INVESCO, Inc. The sub-advisers provide advisory services, including portfolio management, to these Funds, subject to the review of the Board of Trustees and the overall supervision of the Adviser. AIM and IGAM are entitled to receive from the Adviser a fee based on the average daily net assets of Multi-Cap Global Value Fund and International Fund at the annual rate of 0.35% and 0.45%, respectively.

NOTE 4 -- ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION FEES. Effective December 1, 2006, the Trust and PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc. have entered into an administration agreement under which PNC provides services for a fee, computed daily and paid monthly, at the annual rate of 0.04% of aggregate average daily net assets of the Funds up to $1 billion; 0.035% of aggregate average daily net assets of the Funds in excess of $1 billion up to $2 billion; and 0.03% of aggregate

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED) (CONTINUED)

average daily net assets in excess of $2 billion. To the extent the foregoing fees do not exceed $375,000 in a given year, PNC is entitled to receive a minimum complex-wide fee of $375,000 per annum based on the existing five Funds that comprise the Trust. In addition, PNC also provides certain fund accounting and administration services, fees for which are included in the administration fees on the Statement of Operations. PNC also serves as transfer agent for the Funds pursuant to a Transfer Agency and Services Agreement with the Trust effective March 1, 1998. PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PNC serves as the distributor of the Funds. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Distributor Class of Growth Fund. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of the Distributor Class of the Growth Fund. The Distributor serves as the exclusive distributor of the shares of the Growth Fund pursuant to the Plan.

NOTE 5 -- TRUSTEE COMPENSATION. Effective December 1, 2007, the compensation for the Independent Trustees is as follows: the Trust pays each Independent Trustee a retainer of $15,000 per year, and to the extent the Independent Trustee serves on one or more committees of the Trust, an aggregate committee member retainer of $3,000 per year. In addition, an Independent Trustee receives a fee of $2,000 per meeting attendance at Board or committee meetings. The Chairperson of the Board also receives from the Trust an additional Board member retainer of $4,000 per year and an additional fee of $750 per meeting for attendance at Board meetings. The Chairperson of the Audit Committee receives from the Trust an additional Audit Committee member retainer of $2,000 per year and an additional fee of $750 per meeting for attendance at Audit Committee meetings. The Chairperson of the Nominating and Governance Committee receives from the Trust an additional Nominating and Governance Committee member retainer of $1,000 per year and an additional fee of $750 per meeting for attendance at Nominating and Governance Committee meetings. The Trust also reimburses expenses incurred by each Independent Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust.

NOTE 6 -- SECURITIES TRANSACTIONS. For the six months ended May 31, 2008, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) amounted to the following:

                                                       PURCHASES                       SALES
                                            -----------------------------   -----------------------------
FUND                                        U.S. GOVERNMENT      OTHER      U.S. GOVERNMENT       OTHER
----                                        ---------------   -----------   ---------------   -----------
Growth Fund .............................         $--         $14,642,068         $--         $26,793,224
Mid-Cap Growth Fund .....................          --          47,232,244          --          77,332,352
Multi-Cap Global Value Fund .............          --          10,964,346          --          52,476,905
International Fund ......................          --          36,727,634          --          63,642,010
Equity Income Fund ......................          --          48,074,498          --          57,523,194

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at May 31, 2008 for each Fund is as follows:

                                                                               NET
                                                GROSS          GROSS       APPRECIATION/
FUND                                        APPRECIATION   DEPRECIATION   (DEPRECIATION)       COST
----                                        ------------   ------------   --------------   ------------
Growth Fund..............................   $ 13,246,648   $ (2,331,343)   $ 10,915,305    $ 68,964,593
Mid-Cap Growth Fund......................    133,634,805    (13,077,739)    120,557,066     262,241,819
Multi-Cap Global Value Fund..............      4,921,197     (3,894,056)      1,027,141      56,667,551
International Fund.......................     28,606,630     (7,733,064)     20,873,566     151,535,287
Equity Income Fund.......................     55,041,457     (7,446,935)     47,594,522     223,681,323

NOTE 7 -- CAPITAL SHARES TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are shown in the Statements of Changes in Net Assets.

NOTE 8 -- CAPITAL LOSS CARRYOVERS. During the year ended, Equity Income Fund utilized capital loss carryforwards of $419,076.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files the complete Portfolio of Investments for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at www.sec.gov. and is available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: Atlantic Whitehall Fund Trust's Proxy Voting Policies and Procedures, which are used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-994-2533; (ii) on Atlantic Whitehall Fund Trust's website at www.atlanticwhitehallfunds.com; and (iii) on the SEC's website at www.sec.gov. Atlantic Whitehall Fund Trust's Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling 1-800-994-2533 and (ii) on the SEC's website at www.sec.gov.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                         BEGINNING    ENDING
                                          ACCOUNT     ACCOUNT                 EXPENSES
                                           VALUE       VALUE      EXPENSE   PAID DURING
                                          12/01/07    05/31/08   RATIO(1)    PERIOD(2)
                                         ---------   ---------   --------   -----------
GROWTH FUND
   ACTUAL FUND RETURN
      Distributor Class ..............     $1,000    $  962.30     1.35%       $6.62
      Institutional Class ............      1,000       963.00     1.10%        5.40
   HYPOTHETICAL 5% RETURN
      Distributor Class ..............     $1,000    $1,018.25     1.35%       $6.81
      Institutional Class ............      1,000     1,019.50     1.10%        5.55
MID-CAP GROWTH FUND
   ACTUAL FUND RETURN
      Institutional Class ............     $1,000    $  953.70     0.99%       $4.84
   HYPOTHETICAL 5% RETURN
      Institutional Class ............     $1,000    $1,020.05     0.99%       $5.00

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED)

                                         BEGINNING     ENDING
                                          ACCOUNT     ACCOUNT                 EXPENSES
                                           VALUE       VALUE      EXPENSE   PAID DURING
                                          12/01/07    05/31/08   RATIO(1)    PERIOD(2)
                                         ---------   ---------   --------   -----------
MULTI-CAP GLOBAL VALUE FUND
   ACTUAL FUND RETURN
      Institutional Class ............     $1,000    $  983.20     1.17%       $5.80
   HYPOTHETICAL 5% RETURN
      Institutional Class ............     $1,000    $1,019.15     1.17%       $5.91
INTERNATIONAL FUND
   ACTUAL FUND RETURN
      Institutional Class ............     $1,000    $  952.20     1.38%       $6.74
   HYPOTHETICAL 5% RETURN
      Institutional Class ............     $1,000    $1,018.10     1.38%       $6.96
EQUITY INCOME FUND
   ACTUAL FUND RETURN
      Institutional Class ............     $1,000    $1,009.70     0.99%       $4.97
   HYPOTHETICAL 5% RETURN
      Institutional Class ............     $1,000    $1,020.05     0.99%       $5.00

(1)  Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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

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

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

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST

ATLANTIC WHITEHALL FUNDS TRUST

An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, Atlantic Trust Group, Inc., its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ATLANTIC WHITEHALL FUNDS TRUST

BOARD OF TRUSTEES

Pierre de St. Phalle, Chairman*

Susan V. Machtiger, Trustee*

Tracy L. Nixon, Trustee*

John R. Preston, Trustee*

Jeffrey S. Thomas, Trustee

OFFICERS

Jeffrey S. Thomas, President & Chief Executive Officer

Robert B. Saccone, Vice President & Assistant Treasurer

Kenneth Kozanda, Treasurer & Chief Financial Officer

Gabrielle Bailey, Secretary & Chief Legal Officer

Gregory Campbell, Assistant Secretary

Scott Trapani**, Chief Compliance Officer

*    Non-Affiliated Trustee

** Drew A. Ahrens served as Chief Compliance Officer for the Trust through June 30, 2008.

Investment Adviser
Stein Roe Investment Counsel, Inc.
1330 Avenue of the Americas
30th Floor
New York, NY 10019

ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
State Street Bank and Trust Company
150 Newport Avenue
North Quincy, MA 02171

COUNSEL
Dechert LLP
1775 I Street, NW
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800-994-2533.

                        (ATLANTIC WHITEHALL FUNDS LOGO)

           50 Rockefeller Plaza, 15th Floor - New York, NY 10020-1605
                 800 994 2533 - www.atlanticwhitehallfunds.com

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Not applicable.

    (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ATLANTIC WHITEHALL FUNDS TRUST
            --------------------------------------------------------------------
By (Signature and Title)*  /S/ JEFFREY S. THOMAS
                         -------------------------------------------------------
                         Jeffrey S. Thomas, Chief Executive Officer
                         (principal executive officer)

Date                       JULY 22, 2008
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JEFFREY S. THOMAS
                         -------------------------------------------------------
                         Jeffrey S. Thomas, Chief Executive Officer
                         (principal executive officer)

Date                       JULY 22, 2008
     ---------------------------------------------------------------------------

By (Signature and Title)*  /S/ KENNETH KOZANDA
                         -------------------------------------------------------
                         Kenneth Kozanda, Chief Financial Officer
                         (principal financial officer)

Date                       JULY 21, 2008
     ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.